[MFS INVESTMENT MANAGEMENT logo]                             Semiannual Report
                                                             September 30, 1997

MFS(R) Municipal Series Trust
For the States of: Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts


[Graphic of eyeglasses and bonds]


Learning financial basics the easy way (see page 48)

Table of Contents


Letter from the Chairman   ............     1
Portfolio Managers' Overview  .........     2
Portfolio Managers' Profiles  .........     2
Fund Facts  ...........................     3
Performance Summary  ..................     3
Portfolio of Investments   ............     5
Financial Statements ..................    17
Notes to Financial Statements .........    40
MFS Investment Opportunities  .........    46
The MFS Family of Funds[RegTM]   ......    47
The ABCs of Investing   ...............    48
Trustees and Officers   ...............    49


  Highlights

  [bullet] The past six months saw a dramatic decline in interest rates, driven by a moderation in economic activity. Yields on 30-year U.S. Treasury bonds fell 0.67%, while yields on 30-year, "AAA"-rated municipal bonds fell 0.50%.

  [bullet] The Funds benefited from the continuing compression of yield spreads between credit qualities, as the spread between insured "AAA"- and "BBB"-rated bonds tightened from approximately 0.40% to approximately 0.20%, causing lower-rated investment-grade bonds to outperform.

  [bullet] This compression stemmed from the improvement in the overall fiscal condition of state and local governments and from the fact that over half of all new-issue municipal bonds now come to the market insured and are thus rated "AAA."

  [bullet] The Funds have maintained a duration (or sensitivity to changes in interest rates) that is neutral to slightly long relative to their benchmark index, as our outlook for interest rates has turned positive.

Letter from the Chairman


[Photo of A. Keith Brodkin]

Dear Shareholders: An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has beenfavorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. Although the economy appears to be in a modest lull, the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision not to raise short-term interest rates. Inflation remains under control, and events in the Pacific Rim countries appear to be clearly disinflationary. At the same time, we are concerned that tight labor markets could lead to inflationary pressures. As a result, our near-term outlook is neutral to modestly positive. However, it is imperative that investors not lose sight of the potential for a strengthening economy, which would encourage the Fed to tighten monetary conditions.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,


[Signature of A. Keith Brodkin]


A. Keith Brodkin
Chairman and President


October 15, 1997

Portfolio Managers' Overview

Dear Shareholders:
The six-month period ended September 30, 1997, was marked by a dramatic decline in interest rates. General market interest rates, as measured by the yield on the 30-year U.S. Treasury bond, fell from 7.07% on April 1, 1997, to 6.40% on September 30, a drop of 67 basis points (0.67%). Driving this steep decline in interest rates was a moderation in the level of economic activity from the torrid pace experienced during the first quarter of 1997. This, combined with a continuation of low consumer inflation, led to a diminished probability of the Fed's further tightening monetary policy in the near term. As fears of further tightening faded, interest rates marched lower.

Municipal bond yields also declined during this period. The yield on 30-year general-obligation bonds rated "AAA" by Standard & Poor's fell from 5.75% on April 1, 1997, to 5.25% on September 30, a drop of 50 basis points (0.50%). This resulted in a yield ratio of 30-year municipals to comparable-maturity Treasury securities of 82%, slightly higher than the 81% ratio at the end of March. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The modest increase is primarily attributable to a surge in the issuance of tax-exempt bonds during the last half of September, as issuers took advantage of the year's lowest interest rates.

The main factors impacting the performance of municipal bonds over this period were the general decline in interest rates and the continued compression of yield spreads between credit qualities. During the period, the spread between insured "AAA"- and "BBB"-rated bonds tightened from approximately 40 basis points (0.40%) to approximately 20 basis points (0.20%), causing lower-rated investment-grade bonds to outperform. This compression stemmed from a combination of factors. First, the overall fiscal condition of state and local governments is the strongest it has been in several years, owing to a healthy economy and generally sound fiscal practices. Second, over half of all new-issue municipal bonds now come insured and are thus rated "AAA." These factors, combined with investors' insatiable appetite for yield, have driven yield spreads to historically low levels.

During the past six months, we have generally kept the Funds' duration (or measure of interest-rate sensitivity) neutral to slightly long relative to the benchmark Lehman Brothers Municipal Bond Index (an unmanaged index of national municipal bond investments rated "Baa" or higher) as our outlook for interest rates has turned positive. We have also been focusing on bonds with maturities between 15 and 20 years that we believe provide attractive risk/reward opportunities and on lower-investment-grade issues that have outperformed the general market due to spread compression.

As long as the economy continues on its noninflationary, moderate growth path, we will remain optimistic about the future course of interest rates. If inflationary pressures rise or the Fed makes a "pre-emptive strike" against inflation by tightening monetary policy, we will endeavor to take any steps necessary to reduce the Funds' interest-rate sensitivity in an effort to protect shareholders' capital.


Respectfully,


[Signatures of Geoffrey L. Schechter and David B. Smith]


Geoffrey L. Schechter        David B. Smith
Portfolio Manager            Portfolio Manager


  Portfolio Managers' Profiles

  Geoffrey L. Schechter joined MFS in 1993 as an Investment Officer in the Fixed Income Department. A graduate of the University of Texas and the Boston University Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1994 and Vice
  President - Investments in 1995. Mr. Schechter is a Certified Public Accountant (C.P.A.) and a Chartered Financial Analyst (C.F.A.) and currently has portfolio management responsibilities for the Alabama and Florida state Funds.

  David B. Smith began his career at MFS in 1988 as a Senior Treasury Analyst in the Corporate Treasury Department. A graduate of Union College and the Babson College Graduate School of Business Administration, he was named a research analyst in the Fixed Income Department in 1989, Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1993. Mr. Smith is a Chartered Financial Analyst (C.F.A.) and currently has portfolio management responsibilities for the Arkansas, California, Georgia, Maryland, and Massachusetts state Funds.

  Fund Facts

  Objective: The investment objective of each Fund is to provide current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers. A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

    Commencement of investment operations:

    Alabama                     February 1, 1990
    Arkansas                    February 3, 1992
    California                  June 18, 1985
    Florida                     February 3, 1992
    Georgia                     June 6, 1988
    Maryland                    October 31, 1984
    Massachusetts               April 9, 1985

    Net assets as of September 30, 1997:

    Alabama                     $ 84.3 million
    Arkansas                    $146.5 million
    California                  $271.8 million
    Florida                     $ 94.3 million
    Georgia                     $ 71.4 million
    Maryland                    $146.8 million
    Massachusetts               $254.0 million

    Class inception:

    Alabama           Class A   February 1, 1990
                      Class B   September 7, 1993
    Arkansas          Class A   February 3, 1992
                      Class B   September 7, 1993
    California        Class A   June 18, 1985
                      Class B   September 7, 1993
                      Class C   January 3, 1994
    Florida           Class A   February 3, 1992
                      Class B   September 7, 1993
    Georgia           Class A   June 6, 1988
                      Class B   September 7, 1993
    Maryland          Class A   October 31, 1984
                      Class B   September 7, 1993
    Massachusetts     Class A   April 9, 1985
                      Class B   September 7, 1993

Performance Summary

Because mutual funds generally are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.


Average Annual and Cumulative Total Rates of Return as of September 30, 1997


                                     Class A
                                         -------------------------------------------------
MFS[RegTM] Alabama Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ ---------------
Cumulative Total Return                    +6.05%   +8.90%      +39.93%       +77.81%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +8.90%       +6.95%        +7.80%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +3.70%       +5.91%        +7.12%
---------------------------------------  -------    ------    --------       -------



                                     Class B
                                         -----------------------------------------------
MFS[RegTM] Alabama Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ --------------
Cumulative Total Return                    +5.65%   +8.07%      +35.41%       +71.96%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +8.07%       +6.25%        +7.33%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +4.07%       +5.93%        +7.33%
---------------------------------------  -------    ------    --------       -------

*For the period from the commencement of the Fund's investment operations, February 1, 1990, through September 30, 1997.

                                     Class A
                                          ------------------------------------------------
MFS[RegTM] Arkansas Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
----------------------------------------- ---------- -------- ------------ ---------------
Cumulative Total Return                     +6.23%   +8.39%      +35.92%       +44.17%
----------------------------------------  -------    ------    --------       -------
Average Annual Total Return                    --    +8.39%       +6.33%        +6.68%
----------------------------------------  -------    ------    --------       -------
SEC Results                                    --    +3.22%       +5.30%        +5.77%
----------------------------------------  -------    ------    --------       -------



                                     Class B
                                          -----------------------------------------------
MFS[RegTM] Arkansas Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
----------------------------------------- ---------- -------- ------------ --------------
Cumulative Total Return                     +5.85%   +7.62%      +31.01%       +38.98%
----------------------------------------  -------    ------    --------       -------
Average Annual Total Return                    --    +7.62%       +5.55%        +5.99%
----------------------------------------  -------    ------    --------       -------
SEC Results                                    --    +3.62%       +5.22%        +5.85%
----------------------------------------  -------    ------    --------       -------

*For the period from the commencement of the Fund's investment operations, February 3, 1992, through September 30, 1997.


                                     Class A
                                            ----------------------------------------------
MFS[RegTM] California Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
------------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                       +7.47%   +8.97%      +37.85%      +124.85%
------------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                      --    +8.97%       +6.63%        +8.44%
------------------------------------------  -------    ------    --------     ---------
SEC Results                                      --    +3.73%       +5.59%        +7.91%
------------------------------------------  -------    ------    --------     ---------



                                     Class B
                                            ----------------------------------------------
MFS[RegTM] California Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
------------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                       +7.03%   +8.07%      +32.63%      +116.29%
------------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                      --    +8.07%       +5.81%        +8.02%
------------------------------------------  -------    ------    --------     ---------
SEC Results                                      --    +4.07%       +5.49%        +8.02%
------------------------------------------  -------    ------    --------     ---------

                                                        Class C
                                     ----------------------------------------------
MFS California Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
------------------------------------ ---------- -------- ------------ -------------
Cumulative Total Return                +6.92%   +7.88%      +32.75%      +116.49%
-----------------------------------  -------    ------    --------     ---------
Average Annual Total Return               --    +7.88%       +5.83%        +8.03%
-----------------------------------  -------    ------    --------     ---------
SEC Results                               --    +6.88%       +5.83%        +8.03%
-----------------------------------  -------    ------    --------     ---------


                                     Class A
                                         ------------------------------------------------
MFS[RegTM] Florida Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ ---------------
Cumulative Total Return                    +6.41%   +7.21%      +37.33%       +45.71%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +7.21%       +6.55%        +6.88%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +2.12%       +5.50%        +5.97%
---------------------------------------  -------    ------    --------       -------

                                     Class B
                                         -----------------------------------------------
MFS[RegTM] Florida Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ --------------
Cumulative Total Return                    +5.88%   +6.25%      +32.00%       +40.17%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +6.25%       +5.71%        +6.15%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +2.25%       +5.39%        +6.01%
---------------------------------------  -------    ------    --------       -------

*For the period from the commencement of the Fund's investment operations, February 3, 1992, through September 30, 1997.


                                     Class A
                                         ------------------------------------------------
MFS[RegTM] Georgia Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ ---------------
Cumulative Total Return                    +7.38%   +9.20%      +35.60%       +95.37%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +9.20%       +6.28%        +7.45%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +4.04%       +5.26%        +6.89%
---------------------------------------  -------    ------    --------       -------


                                     Class B
                                         -----------------------------------------------
MFS[RegTM] Georgia Municipal Bond Fund   6 Months   1 Year   5 Years      Life of Fund*
---------------------------------------- ---------- -------- ------------ --------------
Cumulative Total Return                    +6.98%   +8.26%      +31.19%       +89.03%
---------------------------------------  -------    ------    --------       -------
Average Annual Total Return                   --    +8.26%       +5.58%        +7.07%
---------------------------------------  -------    ------    --------       -------
SEC Results                                   --    +4.26%       +5.26%        +7.07%
---------------------------------------  -------    ------    --------       -------

*For the period from the commencement of the Fund's investment operations, June
6, 1988, through September 30, 1997.

                                     Class A
                                          ----------------------------------------------
MFS[RegTM] Maryland Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
----------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                     +6.93%   +8.17%      +32.13%      +107.26%
----------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                    --    +8.17%       +5.73%        +7.56%
----------------------------------------  -------    ------    --------     ---------
SEC Results                                    --    +3.03%       +4.70%        +7.04%
----------------------------------------  -------    ------    --------     ---------


                                     Class B
                                          ----------------------------------------------
MFS[RegTM] Maryland Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
----------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                     +6.58%   +7.46%      +28.30%      +101.17%
----------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                    --    +7.46%       +5.11%        +7.24%
----------------------------------------  -------    ------    --------     ---------
SEC Results                                    --    +3.46%       +4.78%        +7.24%
----------------------------------------  -------    ------    --------     ---------

                                                                  Class A
                                               ----------------------------------------------
MFS[RegTM] Massachusetts Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
---------------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                          +6.66%   +8.49%      +35.15%      +114.70%
---------------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                         --    +8.49%       +6.21%        +7.94%
---------------------------------------------  -------    ------    --------     ---------
SEC Results                                         --    +3.31%       +5.19%        +7.41%
---------------------------------------------  -------    ------    --------     ---------

                                                                  Class B
                                               ----------------------------------------------
MFS[RegTM] Massachusetts Municipal Bond Fund   6 Months   1 Year   5 Years      10 Years
---------------------------------------------- ---------- -------- ------------ -------------
Cumulative Total Return                          +6.31%   +7.77%      +31.44%      +108.61%
---------------------------------------------  -------    ------    --------     ---------
Average Annual Total Return                         --    +7.77%       +5.62%        +7.63%
---------------------------------------------  -------    ------    --------     ---------
SEC Results                                         --    +3.77%       +5.30%        +7.63%
---------------------------------------------  -------    ------    --------     ---------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio of Investments (Unaudited) - September 30, 1997
MFS ALABAMA MUNICIPAL BOND FUND

Municipal Bonds - 97.9%

------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)        Value
------------------------------------------------------------------------------------
General Obligation - 11.2%
 Commonwealth of Puerto Rico, Aqueduct & Sewer
  Authority Rev., 5s, 2015                                 $1,300       $ 1,256,671
 Hoover, AL, AMBAC, 5s, 2020                                1,120         1,071,941
 Huntsville, AL, 5.5s, 2020                                 1,000         1,001,310
 Shelby County, AL, 7.4s, 2007                              1,000         1,113,790
 Shelby County, AL, 7.7s, 2017                                800           887,024
 Shelby County, AL, MBIA, 0s, 2011                          3,000         1,319,100
 State of Alabama, 0s, 2004                                 2,500         1,767,675
 State of Alabama, 0s, 2006                                 1,165           710,312
 State of Alabama, 7.1s, 2010                                 250           272,722
                                                                        ------------
                                                                        $ 9,400,545
------------------------------------------------------------------------------------
State and Local Appropriation - 5.6%
 Lawrence County, AL, Public Building Authority
  (County Jail), 5s, 2027                                  $1,720       $ 1,626,036
 Montgomery County, AL, Department of Human
  Resources Rev., 7s, 2007                                  1,000         1,105,000
 Puerto Rico Public Buildings Authority, 5.5s, 2021           500           507,320
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.6s, 2008                                        500           530,445
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.25s, 2021                                     1,000           970,900
                                                                        ------------
                                                                        $ 4,739,701
------------------------------------------------------------------------------------
Refunded and Special Obligations - 11.9%
 Alabama Building Renovation Finance Authority
  Rev., (Fitch Light), 7.45s, 2011                         $1,500       $ 1,653,540
 Alexander City, AL, 0s, 2001                               1,000           348,530
 Alexander City, AL, 0s, 2001                               1,000           324,110
 Alexander City, AL, 0s, 2001                               1,250           376,738
 Baldwin County, AL, Eastern Shore Health Care
  Authority (Thomas), 8.5s, 2001                            1,000         1,153,220
 Birmingham, AL, Historical Preservation Authority
  Rev.(Kelly Ingram/Civil Rights), 7.2s, 2001               1,000         1,108,840
 Birmingham, AL, Waterworks & Sewer Board Rev.,
  7.2s, 2000                                                  500           541,770
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2001                            2,000         2,295,220
 Hoover, AL, Board of Education, AMBAC,
  6.625s, 2001                                              1,000         1,091,270
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002                                                1,000         1,111,610
                                                                        ------------
                                                                        $10,004,848
------------------------------------------------------------------------------------
Airport and Port Revenue - 8.0%
 Alabama Docks Department Facilities Rev., MBIA,
  5.375s, 2017                                             $1,000       $   982,500
 Alabama Docks Department Facilities Rev., MBIA,
  Refunding, 5.5s, 2022                                     1,000           976,170
 Alabama, Docks Department, Docks Facilities Rev.,
  BIGI, 7.6s, 2012                                          1,600         1,685,712
 Birmingham, AL, Airport Rev., AMBAC,
  5.25s, 2020                                               1,000           976,590
 Mobile, AL, Airport Authority, Rev., 7.375s, 2012          1,000         1,081,710
 Mobile, AL, Airport Authority Rev., 8.875s, 2015             975         1,074,099
                                                                        ------------
                                                                        $ 6,776,781
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 2.4%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                        $2,000       $ 1,997,380
------------------------------------------------------------------------------------


Municipal Bonds - continued
------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)        Value
------------------------------------------------------------------------------------
Health Care Revenue - 5.9%
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                           $1,000       $ 1,078,360
 Cullman, AL, Medical Park South Clinic,
  "A", 6.5s, 2023                                           1,000         1,039,500
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                       695           754,596
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                     2,030         2,146,624
                                                                        ------------
                                                                        $ 5,019,080
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.0%
 Butler, AL, Industrial Developement Board, Solid
  Waste Rev. (James River), 8s, 2028                       $1,000       $ 1,136,540
 Camden, AL, Industrial Development Board
  Pollution Control Rev. (Macmillian Bloedel),
  7.75s, 2009                                                 500           547,935
 Courtland, AL, Industrial Development Board, Solid
  Waste Disposal Rev. (Champion International),
  5.9s, 2017                                                1,000         1,019,740
 Courtland, AL, Industrial Development Board, Solid
  Waste Disposal Rev. (Champion International),
  7.75s, 2020                                               1,485         1,599,063
 Mobile, AL, Industrial Development Board, Dock &
  Wharf Rev. (Ideal Basic Industries), 6.75s, 2004            270           271,517
 Mobile, AL, Industrial Development Board, Dock &
  Wharf Rev. (Ideal Basic Industries), 6.875s, 2009         1,075         1,081,461
 Piedmont, AL, Industrial Development Board Rev.
  (Springs Industries), 8.25s, 2010                         1,000         1,100,560
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials), 7.5s, 2011                       1,500         1,639,725
                                                                        ------------
                                                                        $ 8,396,541
------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.4%
 Alabama Special Care Facilities Financing
  Authority, (Daughters of Charity), AMBAC,
  5s, 2025                                                 $1,000       $   928,950
 Alabama Special Care Facilities Financing
  Authority, (Daughters of Charity), AMBAC,
  5s, 2025                                                  1,500         1,401,570
 Huntsville, AL, Health Care Facilities Rev., MBIA,
  6.375s, 2022                                                850           918,833
 Lauderdale County & Florence, AL, (Eliza Coffee
  Memorial Hospital), MBIA, 5.75s, 2014                     1,000         1,031,840
 Montgomery AL Special Care Facilities (Baptist
  Medical), FSA, 5.375s, 2019                               1,150         1,141,904
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                              1,000         1,038,560
 University of Alabama, Hospital Rev.
  (Birmingham), MBIA, 5s, 2014                              1,500         1,451,370
                                                                        ------------
                                                                        $ 7,913,027
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.2%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude), FHA,
  7.25s, 2023                                              $1,395       $ 1,502,233
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                                   355           373,968
                                                                        ------------
                                                                        $ 1,876,201
------------------------------------------------------------------------------------

                                                                         5 - MAL

------------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)             Value
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.4%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., Collateral Home Mortgage
  Program, GNMA, 5.7s, 2015                                      $1,700       $ 1,756,678
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                                  985         1,058,393
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.4s, 2022                                   695           721,514
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.5s, 2022                                   455           479,370
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.75s, 2022                                  365           383,593
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                                   150           159,822
                                                                              ------------
                                                                              $ 4,559,370
------------------------------------------------------------------------------------------
Universities - 7.1%
 Alabama Agriculture & Mechanics University,
  MBIA, 5.75s, 2013                                              $  500       $   521,505
 Alabama Agriculture & Mechanics University,
  MBIA, 5.5s, 2020                                                2,545         2,561,263
 Alabama, Board of Education Rev., (Shelton State
  Community College), MBIA, 6s, 2014                              1,000         1,066,740
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                                      1,000         1,075,330
 University of Southern Alabama, Tuition Rev.,
  AMBAC, 5s, 2015                                                   775           747,115
                                                                              ------------
                                                                              $ 5,971,953
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 15.7%
 Alabama Water Pollution Control Authority,
  7.75s, 2012                                                    $  890       $   944,415
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                               1,500         1,506,375
 Arab, AL, Waterworks Board, Water Rev., MBIA,
  7.05s, 2016                                                     1,000         1,098,470
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026                     1,000         1,028,550
 Birmingham, AL, Waterworks & Sewer Board Rev.,
  5.375s, 2020                                                    2,000         1,988,320
 Fairview, AL, Water Rev. (East Cullman), AMBAC, 8s, 2020         1,000         1,063,250
 Jefferson County, AL, Sewer Rev., FGIC, 5.375s, 2027             1,000           990,640
 Limestone County, AL, Water Authority Rev.,
  FGIC, 7.7s, 2019                                                  900           937,935
 Limestone County, AL, Water Authority Rev.,
  FGIC, 5.5s, 2026                                                2,650         2,664,601
 Madison, AL, Water & Waste Board, MBIA, 5.5s, 2019               1,000         1,005,300
                                                                              ------------
                                                                              $13,227,856
------------------------------------------------------------------------------------------
Other - 3.1%
 Birmingham, AL, Downtown Redevelopment
  Authority, Social Security Administration Building
  Rev., 0s, 2010                                                 $2,435       $ 2,601,043
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $76,274,913)                          $82,484,326
------------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.5%
------------------------------------------------------------------------------------------
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 10/01/97, at Identified Cost                    $  400       $   400,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $76,674,913)                              $82,884,326
Other Assets, Less Liabilities - 1.6%                                           1,367,310
------------------------------------------------------------------------------------------
Net assets - 100.0%                                                           $84,251,636
------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997
MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds - 97.4%

-------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)             Value
-------------------------------------------------------------------------------------
General Obligation - 3.8%
 Arkansas College Savings, "A", 0s, 2009                    $1,146       $   638,471
 Arkansas College Savings, "A", 0s, 2015                     2,575           999,847
 Arkansas College Savings, "A", 0s, 2017                     2,590           886,324
 Arkansas College Savings, "B", 0s, 2012                     1,200           559,020
 Arkansas College Savings, "B", 0s, 2013                     1,000           438,840
 Arkansas College Savings, "B", 0s, 2014                     1,150           474,950
 Arkansas College Savings, "B", 0s, 2015                     1,600           621,264
 Commonwealth of Puerto Rico, 5.4s, 2025                     1,000           988,720
                                                                         ------------
                                                                         $ 5,607,436
-------------------------------------------------------------------------------------
State and Local Appropriation - 5.9%
 Arkansas Development Finance Authority,
  Correctional Facilities Rev., MBIA, 7.125s, 2010          $2,000       $ 2,212,300
 Arkansas Development Finance Authority,
  Local Government Rev., 7.1s, 2008                          2,440         2,666,505
 Arkansas Development Finance Authority,
  Single Family Mortgage Rev., 0s, 2011                      5,000         1,853,950
 Puerto Rico Public Buildings Authority, 5s, 2027            2,000         1,908,000
                                                                         ------------
                                                                         $ 8,640,755
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.9%
 Arkansas Development Finance Authority, Water &
  Sewer Rev., MBIA, 7s, 2001                                $2,900       $ 3,200,701
 Arkansas Development Finance Authority, Water &
  Sewer Rev., MBIA, 6.4s, 2002                               2,000         2,194,600
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., ETM, 8.375s, 2010                    1,000         1,310,000
 Arkansas Waste Disposal & Pollution Control Rev.,
  6.25s, 2002                                                4,000         4,336,560
 Arkansas Water Resources Development Authority,
  6.375s, 2002                                               1,000         1,075,750
 Beaver, AR, Water District, Benton & Washington
  Counties, Water Rev., 6.625s, 1999                           500           535,230
 Harrison, AR, Residential Housing Facilities Board,
  Single Family Mortgage Rev., FGIC, ETM,
  7.4s, 2011                                                 4,000         4,921,440
 Sherwood, AR, Residential Housing Facilities
  Board, Single Family Mortgage Rev., MBIA,
  7.5s, 2010                                                 1,250         1,537,662
 University of Arkansas, University Rev., 7.2s, 2000         2,500         2,765,850
                                                                         ------------
                                                                         $21,877,793
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 14.5%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                      $1,050       $ 1,117,011
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 2,000         2,337,440
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 1,000         1,094,490
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2015                                                 6,000         6,995,880
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                         1,780         1,970,745
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), FSA, 8s, 2021                    3,000         3,329,640
 Puerto Rico Electric Power Authority Power,
  MBIA, 5.5s, 2025                                           3,000         3,009,090
 West Memphis, AR, Public Utility Systems Rev.,
  MBIA, 6.6s, 2009                                           1,250         1,382,762
                                                                         ------------
                                                                         $21,237,058
-------------------------------------------------------------------------------------

6 - MAR

------------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)             Value
------------------------------------------------------------------------------------------
Health Care Revenue - 6.6%
 Baxter County, AR, Hospital Rev., 7.5s, 2021                   $ 3,145      $  3,479,471
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 6.9s, 2009                                     1,400         1,634,388
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 7s, 2017                                       3,250         3,517,052
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                          1,000         1,042,400
                                                                             -------------
                                                                             $  9,673,311
------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.0%
 Blytheville, AR, Solid Waste Recycling & Sewerage
  Treatment Rev. (Nucor), 6.375s, 2023                          $ 3,565      $  3,806,457
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                             1,000         1,169,610
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                                    3,500         3,852,660
                                                                             -------------
                                                                             $  8,828,727
------------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.7%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013            $ 6,340      $  6,359,020
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019              5,500         5,309,150
 Pulaski County, AR, Health Facilities Board Rev.
  (Sisters of Charity), MBIA, 6s, 2012                            1,000         1,061,870
                                                                             -------------
                                                                             $ 12,730,040
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.3%
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                                $ 1,090      $    485,508
------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.9%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                               $ 4,790      $  5,946,258
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2026                                                1,175         1,173,414
                                                                             -------------
                                                                             $  7,119,672
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 16.2%
 Arkansas Development Finance Authority., Single
  Family Mortgage Rev., GNMA, 7.4s, 2023                        $ 1,255      $  1,330,752
 Arkansas Development Finance Authority., Single
  Family Mortgage Rev., GNMA, FNMA,
  6.7s, 2027                                                      2,765         2,960,181
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027                         1,695         1,887,823
 Arkansas Housing Development Agency,
  Residential Mortgage Rev., 0s, 2015                            18,575         2,834,545
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                                     955         1,012,157
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                               227           246,882
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.9s, 2011                                                 903         1,003,342
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                                       1,110         1,235,519
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                                     21,830         9,128,869
 Pulaski County, AR, Public Facilities Board Rev.,
  0s, 2014                                                        2,750         1,062,848
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                               970         1,049,618
                                                                             -------------
                                                                             $ 23,752,536
------------------------------------------------------------------------------------------


Municipal Bonds - continued
------------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)             Value
---------------------------------------------------------- ----------------- -------------
Student Loan Revenue - 2.7%
 Arkansas Student Loan Authority Rev., 7.15s, 2002              $   650      $    698,490
 Arkansas Student Loan Authority Rev., 6.75s, 2006                1,070         1,126,143
 Arkansas Student Loan Authority Rev., 6.25s, 2010                2,000         2,106,640
                                                                             -------------
                                                                             $  3,931,273
------------------------------------------------------------------------------------------
Universities - 0.7%
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                         $ 1,000      $  1,034,070
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.2%
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                              $ 2,130      $  2,201,696
 Arkansas Development Finance Authority, Water &
  Sewer Rev., MBIA, 5s, 2012                                      1,000         1,000,070
 Arkansas Development Finance Authority, Water &
  Sewer Rev., MBIA, 5s, 2015                                      2,000         1,960,560
 Arkansas Water Resources Development Authority,
  6.375s, 2021                                                    1,000         1,062,590
 Beaver, AR, Water District, Benton & Washington
  Counties, Water & Sewer Rev., MBIA, 5.85s, 2008                 2,000         2,146,380
 Fort Smith, AR, Water & Sewer Rev., MBIA,
  6s, 2012                                                        2,250         2,411,528
 Puerto Rico Aqueduct & Sewer Authority Rev., 5s,
  2019                                                            1,000           947,840
 Russellville, AR, Water Systems Rev., AMBAC,
  6.25s, 2012                                                     1,365         1,458,270
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2016                                                     2,425         2,478,956
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                                     1,000         1,028,930
 Texarkana, AR, Public Facilities Board, Waterworks
  Facilities Rev., 5.2s, 2010                                     1,000         1,029,160
                                                                             -------------
                                                                             $ 17,725,980
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $132,322,118)                        $142,644,159
------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.6%
------------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 10/01/97                                       $   500      $    500,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 10/01/97                                         1,900         1,900,000
------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $  2,400,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $134,722,118)                            $145,044,159
Other Assets, Less Liabilities - 1.0%                                           1,489,795
------------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $146,533,954
------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997
MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 96.5%

--------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                          (000 Omitted)          Value
--------------------------------------------------------------------------------
General Obligation - 11.3%
 Cabrillo, CA, Unified School District, AMBAC,
  0s, 2016                                           $3,225       $1,178,544
 Center, CA, Unified School District, MBIA,
  0s, 2015                                            2,270          871,226
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2013                                            1,350          588,182

                                                                         7 - MCA

--------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)             Value
--------------------------------------------------------------------------------------
General Obligation - continued
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2014                                                   $1,200       $   492,048
 Palos Verdes, CA, Library District, 6.7s, 2016               1,250         1,342,462
 Redwood City, CA, Elementary School District,
  FGIC, 5.5s, 2010                                            1,150         1,224,911
 State of California, 10s, 2007                               1,055         1,498,680
 State of California, 6.5s, 2010                              1,235         1,431,093
 State of California, 5.5s, 2013                              3,000         3,163,290
 State of California, 5.25s, 2014                             1,000         1,008,030
 State of California, 5.25s, 2016                             1,795         1,799,883
 State of California, AMBAC, 7.2s, 2008                       1,600         1,933,776
 State of California, AMBAC, 5s, 2009                         2,910         2,970,732
 State of California, AMBAC, 6.3s, 2010                       6,000         6,850,800
 State of California, AMBAC, 7s, 2010                         2,000         2,419,240
 Walnut Valley, CA, AMBAC, 6s, 2011                           1,600         1,773,136
                                                                          ------------
                                                                          $30,546,033
--------------------------------------------------------------------------------------
State and Local Appropriation - 13.5%
 Banning, CA, Certificates of Participation, Water
  System Improvement, AMBAC, 8s, 2019                        $1,000       $ 1,346,650
 California Public Works Board, Lease Rev.,
  5.55s, 2010                                                 4,000         4,237,840
 California Public Works Board, Lease Rev.,
  7.4s, 2010                                                  5,000         6,168,650
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                              930           996,030
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006               6,000         3,920,880
 Los Angeles, CA, Building Authority, MBIA,
  5.625s, 2011                                                3,375         3,611,183
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                                    2,400         1,668,720
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018                  3,460         3,851,222
 Pomona, CA, Public Financing, 6.25s, 2010                    4,020         4,446,241
 San Joaquin County, CA, Certificates of
  Participation (General Hospital), 6.625s, 2020              2,000         2,157,600
 Tulare County, CA, Certificates of Participation
  (Capital Improvements), MBIA, 6s, 2016                      1,000         1,057,230
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005               4,655         3,205,805
                                                                          ------------
                                                                          $36,668,051
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.3%
 Apple Valley, CA, Hospital Rev. (St. Mary's),
  Certificates of Participation, 6.75s, 2001                 $4,880       $ 5,431,147
 California Educational Facilities Authority Rev. (St.
  Mary's), 7.5s, 2000                                         1,000         1,116,510
 California Health Facilities Financing Authority
  Rev. (AIDS Hospice Foundation), 7.15s, 2000                 2,960         3,214,145
 California Health Facilities Financing Authority
  Rev. (St. Joseph's), 6.75s, 2021                            2,710         3,001,271
 California Statewide Community Development
  Authority Rev. (United Western Medical),
  Certificates of Participation, 6.75s, 2001                  3,000         3,349,290
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2005                                 585           718,169
 Desert Hospital District, CA, Insured Hospital Rev.
  (Desert Hospital), 8.904s, 2020                             3,000         3,630,840
 Hemet Valley, CA, Hospital District Rev. (Moreno
  Valley Regional Medical Center), 8.25s, 1998                4,030         4,241,454

Municipal Bonds - continued
--------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)             Value
--------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2005         $1,900       $ 2,498,234
 Mojave, CA, Water Agency Rev. (Morongo Basin),
  6.6s, 2002                                                  1,400         1,572,466
 Northern California Power Agency, Public Power
  Rev. (Hydro-Electric), 8s, 1998                               290           299,263
 Pomona, CA, Public Financing Authority Rev.,
  "J", 7.875s, 2000                                           3,155         3,550,921
 Pomona, CA, Single Family Mortgage Rev., FNMA,
  GNMA, 7.375s, 2010                                          2,000         2,400,800
 Pomona, CA, Single Family Mortgage Rev.,
  GNMA, 7.5s, 2000                                            2,000         2,555,320
 Riverside County, CA, Asset Leasing Corp.,
  6.25s, 2019                                                 1,210         1,254,637
 Southern California Public Power Transmission
  Rev., 0s, 2005                                              3,795         2,664,318
                                                                          ------------
                                                                          $41,498,785
--------------------------------------------------------------------------------------
Airport and Port Revenue - 6.2%
 Los Angeles, CA, Harbor Department Rev.,
  5.375s, 2015                                               $5,000       $ 4,962,050
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                                2,000         2,165,800
 Los Angeles, CA, Department Airports Rev.,
  Ontario International Airport, FGIC, 6s, 2017               4,100         4,305,492
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016                1,000         1,082,670
 San Francisco, CA, City & County Airports
  Commission, International Airport Rev.,
  FGIC, 6.5s, 2019                                            4,000         4,359,480
                                                                          ------------
                                                                          $16,875,492
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.1%
 California Pollution Control Financing Authority
  Rev. (Pacific Gas & Electric), 6.625s, 2009                $1,000       $ 1,083,550
 Central Valley, CA, 6.2s, 2020                               3,000         3,126,900
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.25s, 2030                            1,000         1,095,010
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.1s, 2031                             1,050         1,151,524
 M-S-R Public Power Agency (San Juan), MBIA,
  6.75s, 2020                                                 3,000         3,558,000
 Northern California Public Power Authority
  (Geothermal), 5.85s, 2010                                   1,750         1,814,610
 Puerto Rico Electric Power Authority, 5.5s, 2025             2,000         1,994,480
 Southern California Public Power Transmission
  Rev., 0s, 2005                                              4,205         2,828,830
                                                                          ------------
                                                                          $16,652,904
--------------------------------------------------------------------------------------
Health Care Revenue - 4.3%
 California Health Facilities Financing Authority
  (Downey Community Hospital), 5.625s, 2008                  $3,000       $ 3,077,280
 California Health Facilities Financing Authority
  (Kaiser Permanente), 7s, 2018                               1,000         1,066,660
 California Hospital Rev., Refunding &
  Improvement Project (Valley Health Systems),
  6.5s, 2015                                                  2,760         2,936,005
 California Statewide Community Development
  Authority (St. Joseph's), 6.625s, 2021                      4,205         4,664,607
                                                                          ------------
                                                                          $11,744,552
--------------------------------------------------------------------------------------

8 - MCA

------------------------------------------------------------------------------------------------
                                                                 Principal Amount
Issuer                                                           (000 Omitted)            Value
------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.5%
 California Pollution Control Financing Authority
  Rev., 6.7s, 2007                                                    $ 2,750      $  2,830,025
 California Pollution Control Financing Authority
  Rev. (Frito-Lay), 0s, 6.375s, 2004                                    1,025         1,127,008
                                                                                   -------------
                                                                                   $  3,957,033
------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.6%
 California Health Facilities Financing Authority
  (American Baptist Homes West), 7.65s, 2014                          $ 4,420      $  4,575,982
 California Health Facilities Financing Authority
  (Sutter Health), MBIA, 7s, 2009                                       1,000         1,051,250
 California Health Facilities Financing Authority
  (Unihealth America), AMBAC, 7.625s, 2015                                 45            47,299
 California Statewide Community Development
  Authority, MBIA, 6s, 2011                                             1,015         1,113,252
 California Statewide Community Development
  Authority, Certificates of Participation, 0s, 2007                    3,645         2,158,678
 California Statewide Community Development
  Authority, Certificates of Participation, 0s, 2008                    6,345         3,525,536
                                                                                   -------------
                                                                                   $ 12,471,997
------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.6%
 California Housing Finance Agency (Multi-Unit
  Rental Housing), 6.7s, 2015                                         $ 2,750      $  2,927,045
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                                          1,000         1,088,700
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills), 7s, 2021                                              8,900         9,438,717
 Yolo County, CA, Housing Authority Mortgage
  Rev. (Walnut Park Apartments), FHA, 7.2s, 2033                        4,150         4,491,752
                                                                                   -------------
                                                                                   $ 17,946,214
------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.6%
 Los Angeles, CA, Metropolitan Transportation
  Authority Sales Tax Rev., FGIC, 5s, 2021                            $ 4,670      $  4,409,461
------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.0%
 California Housing Finance Agency, 7.75s, 2010                       $   800      $    850,208
 California Housing Finance Agency, MBIA,
  6s, 2010                                                              1,400         1,478,386
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                                        225           248,355
 Southern California Home Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.625s, 2023                                200           211,928
                                                                                   -------------
                                                                                   $  2,788,877
------------------------------------------------------------------------------------------------
Special Assessment District - 5.7%
 Anaheim, CA, Public Finance Authority Rev.,
  MBIA, 0s, 2005                                                      $ 3,210      $  2,201,835
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2005                                                              2,235         1,556,767
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                                              3,415         2,261,857
 Concord, CA, Redevelopment Agency, Tax
  Allocation, BIGI, 8s, 2018                                               40            41,932
 Emeryville, CA, Public Financing Authority Rev,
  6.5s, 2021                                                            2,000         2,145,880
 Pomona, CA, Public Financing Authority Rev,
  Southwest Pomona Redevelopment, 5.75s, 2020                           2,500         2,522,975
 San Jose, CA, Redevelopment Agency, MBIA,
  6s, 2010                                                              1,000         1,112,620
 Santa Cruz County, CA, Redevelopment Agency
  (Oak/Soquel Community), 5.6s, 2017                                    1,455         1,484,827

------------------------------------------------------------------------------------------------
                                                             Principal Amount
Issuer                                                          (000 Omitted)             Value
------------------------------------------------------------------------------------------------
Special Assesment District - continued
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2007                                $ 1,150      $    717,232
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2008                                  1,125           661,961
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2009                                  1,175           651,009
                                                                                   -------------
                                                                                   $ 15,358,895
------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.3%
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011                                                        $ 5,000      $  3,561,600
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2020                                                         10,000         2,790,600
                                                                                   -------------
                                                                                   $  6,352,200
------------------------------------------------------------------------------------------------
Universities - 3.0%
 California Education Facilities Authority Rev.
  (College & University), 6s, 2012                                    $ 1,400      $  1,473,234
 California Education Facilities Authority Rev.
  (College & University), 6.3s, 2021                                    1,000         1,053,150
 California State University Housing System Rev.,
  6.75s, 2010                                                           1,705         1,841,707
 California State University Housing System Rev.,
  6.75s, 2011                                                           3,570         3,856,242
                                                                                   -------------
                                                                                   $  8,224,333
------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 11.9%
 California Department of Water Resources, Central
  Valley Project Rev., 7s, 2012                                       $ 1,495      $  1,824,334
 Contra Costa, CA, Water District Rev., MBIA,
  5s, 2024                                                              7,000         6,633,760
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                                              2,080         1,393,766
 Metropolitan Water District, Linked Savers, RIBS,
  5.75s, 2018                                                          10,000        10,616,600
 Metropolitan Water District, South California,
  5.75s, 2009                                                           3,000         3,292,050
 Metropolitan Water District, Waterworks Rev.,
  5s, 2020                                                              9,000         8,553,600
                                                                                   -------------
                                                                                   $ 32,314,110
------------------------------------------------------------------------------------------------
Other - 1.6%
 California Public Capital Improvements Financing
  Authority Rev., MBIA, 8.1s, 2018                                    $ 1,855      $  1,927,772
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                                       3,480         2,423,959
                                                                                   -------------
                                                                                   $  4,351,731
------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $240,047,313)                              $262,160,668
------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.3%
------------------------------------------------------------------------------------------------
 California Health Facilities Financing Authority
  Rev. (St. Joseph Health Systems), "A", due 10/01/97                 $   865      $    865,000
 California Pollution Control Financing Authority
  Rev. (Control Revenue), due 10/01/97                                  1,000         1,000,000
 California Pollution Control Financing Authority
  Rev. (Control Revenue), due 10/01/97                                  1,200         1,200,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/97                                          900           900,000
 California Pollution Control Financing Authority
  Rev. (Shell Oil), due 10/01/97                                          400           400,000
 State of California (Floater Trust), due 9/10/97, due 9/10/97          2,000         2,000,000
------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                               $  6,365,000
------------------------------------------------------------------------------------------------

                                                                         9 - MCA


                                                           Principal Amount
Issuer                                                        (000 Omitted)         Value
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $246,412,313)                            $268,525,668
Other Assets, Less Liabilities - 1.2%                                           3,242,901
------------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $271,768,569
------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997

MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds - 96.7%

-------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                                (000 Omitted)            Value
-------------------------------------------------------------------------------------
General Obligation - 9.6%
 Dade County FL, AMBAC, 7.125s, 2016                        $2,380       $ 2,962,791
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                               2,600         3,780,452
 Palm Beach County, FL, 6.5s, 2010                           2,000         2,308,280
                                                                         ------------
                                                                         $ 9,051,523
-------------------------------------------------------------------------------------
State and Local Appropriation - 3.6%
 Bay County, FL, School Board, Certificates of
  Participation, AMBAC, 6.75s, 2012                         $1,000       $ 1,141,850
 Palm Beach County, FL, School Board, Certification
  of Participation, AMBAC, 6.375s, 2015                      2,000         2,242,960
                                                                         ------------
                                                                         $ 3,384,810
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 17.9%
 Altamonte Springs, FL, Health Facilities Rev.,
  ETM, 5.7s, 2012                                           $1,175       $ 1,272,525
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, IBC,
  7.2s, 2002                                                 1,000         1,137,410
 Charlotte County, FL Utility Rev., FGIC,
  6.875s, 2003                                                 500           576,005
 Florida Board of Education, Capital Outlay, ETM,
  9.125s, 2014                                                 400           570,744
 Florida Board of Education, Capital Outlay, "A",
  7.25s, 2000                                                  510           560,317
 Florida Turnpike Authority Rev., "A", AMBAC,
  7.125s, 2001                                               1,250         1,398,137
 Hillsborough County, FL, Aviation Authority Rev.
  (Delta Airlines), 6.8s, 2024                               1,500         1,607,610
 Hillsborough County, FL, Capital Improvement
  Rev. (County Center), 6.75s, 2002                          1,500         1,679,220
 Hillsborough County, FL, Industrial Development
  Authority, Pollution Control Rev. (Tampa Electric
  Co.), 8s, 2022                                             3,000         3,503,610
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                     240           268,301
 Puerto Rico Highway & Transportation Authority
  Highway Rev., 6.625s, 2002                                 1,000         1,116,940
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                                   100           111,694
 Puerto Rico Public Buildings Authority Rev.,
  6.875s, 2002                                                 740           834,416
 State of Florida, Jacksonville Transportation,
  6.4s, 2022                                                 2,000         2,192,900
                                                                         ------------
                                                                         $16,829,829
-------------------------------------------------------------------------------------


Municipal Bonds - continued
-------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)             Value
-------------------------------------------------------------------------------------
Airport and Port Revenue - 4.8%
 Hillsborough County, FL, Aviation Authority Rev.
  (Tampa International), FGIC, 5.875s, 2015                 $  750       $   787,193
 Hillsborough County, FL, Aviation Authority Rev.
  (USAir), 8.6s, 2022                                        2,400         2,734,968
 Pensacola, FL, Airport Rev., MBIA, 5.625s, 2014             1,000         1,021,970
                                                                         ------------
                                                                         $ 4,544,131
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 21.1%
 Escambia County, FL, Utility Systems Rev., FGIC,
  6.25s, 2015                                               $1,500       $ 1,699,860
 Escambia County, FL, Utility Systems Rev., FGIC,
  0s, 2015                                                   1,000           399,740
 Jacksonville, FL, Electric Authority Rev. (St. Johns
  River Power), 0s, 2010                                     4,995         2,583,314
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2011                                     5,000         2,441,350
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2012                                     3,000         1,381,560
 Martin County, FL, Industrial Development
  Authority (Indiantown Cogeneration),
  7.875s, 2025                                               3,625         4,175,239
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                                 1,500         1,795,530
 Port St. Lucie, FL Utility Revenue, Capital
  Appreciation, FGIC, 0s, 2021                               2,405           594,901
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                               2,400         2,691,336
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                                   2,000         2,117,240
                                                                         ------------
                                                                         $19,880,070
-------------------------------------------------------------------------------------
Health Care Revenue - 8.7%
 Brevard County, FL, Health Facilities Authority
  Rev. (Friendly Village), 9.25s, 2012                      $  375       $   384,337
 Escambia County, FL, Health Facility Authority
  Rev. (Baptist Hospital & Baptist Manor),
  6.75s, 2014                                                1,000         1,081,630
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), "B", 6s, 2014                                   2,500         2,563,825
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National
  Benevolent), 6.4s, 2016                                    1,825         1,928,149
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Cypress),
  7s, 2014                                                   1,250         1,373,575
 Orange County, FL, Industrial Development Rev.
  (Friendly Village), 9.25s, 2012                              335           343,164
 St. Petersburg, FL, Health Facilities Rev.
  (Swanholm Nursing), 10s, 2022                                480           548,146
                                                                         ------------
                                                                         $ 8,222,826
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.3%
 Escambia County, FL, Industrial Development
  Rev. (Champion International), 6.8s, 2012                 $1,000       $ 1,096,900
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.95s, 2007                      1,000         1,101,230
                                                                         ------------
                                                                         $ 2,198,130
-------------------------------------------------------------------------------------

10 - MFL

                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
---------------------------------------------------------- ----------------- ------------
Insured Health Care Revenue - 10.4%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 6.5s, 2007                   $1,000       $ 1,098,690
 Charlotte County, FL, Health Care Facilities Rev.
  (Bon Secours), FSA, 7.843s, 2027                               2,500         2,736,100
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                                     1,000         1,154,370
 Jacksonville, FL, Hospital Rev. (University Medical
  Center), CONNIE LEE, 6.6s, 2013                                  500           539,820
 Jacksonville, FL, Hospital Rev. (Baptist Medical
  Center), "A", MBIA, 7.3s, 2019                                 1,900         2,025,058
 Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Regional Medical Center), MBIA,
  6.625s, 2013                                                   1,000         1,133,500
 Tampa, FL, Allegheny Health System (St. Joseph's),
  MBIA, 6.5s, 2023                                               1,000         1,118,790
                                                                             ------------
                                                                             $ 9,806,328
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.8%
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2010            $1,000       $   506,780
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2011             1,000           477,050
 Puerto Rico Highway & Transportation, 5.5s, 2008                1,000         1,034,390
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                               1,500         1,576,485
                                                                             ------------
                                                                             $ 3,594,705
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.9%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                          $  670       $   717,262
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", 7s, 2024                                      75            79,360
                                                                             ------------
                                                                             $   796,622
-----------------------------------------------------------------------------------------
Turnpike Revenue - 1.1%
 Orlando & Orange County, FL, Expressway Florida,
  FGIC, 6.324s, 2004                                            $1,000       $ 1,071,830
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.4%
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs), MBIA, 6.05s, 2015                      $1,000       $ 1,062,300
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                                    1,500         1,683,780
 Seminole, FL, Water & Sewer Improvement Rev.,
  MBIA, 6s, 2019                                                 3,000         3,325,320
                                                                             ------------
                                                                             $ 6,071,400
-----------------------------------------------------------------------------------------
Other - 6.1%
 Dade County, FL, Solid Waste Special Obligation,
  AMBAC, 5.125s, 2010                                           $1,250       $ 1,260,150
 Florida Department of Environmental Preservation,
  MBIA, 5.5s, 2012                                               2,295         2,386,777
 Palm Beach County, FL, Criminal Justice Facilities,
  FGIC, 5.75s, 2013                                              1,000         1,088,570
 Palm Beach County, FL, Solid Waste Authority
  Rev., Improvement Series "B", AMBAC,
  5.375s, 2011                                                   1,000         1,021,640
                                                                             ------------
                                                                             $ 5,757,137
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $83,395,550)                         $91,209,341
-----------------------------------------------------------------------------------------


Floating Rate Demand Notes - 1.9%
-----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
-----------------------------------------------------------------------------------------
 St. Lucie County, FL, Pollution Control Rev. (Power
  & Light), due 10/01/97                                        $  400       $   400,000
 Pinellas County, FL, Health Facility Authority, due
  10/01/97                                                       1,400         1,400,000
-----------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                         $ 1,800,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $85,195,550)                             $93,009,341
Other Assets, Less Liabilities - 1.4%                                          1,329,823
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $94,339,164
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997
MFS GEORGIA MUNICIPAL BOND FUND

Municipal Bonds - 98.1%

-----------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                (000 Omitted)          Value
-----------------------------------------------------------------------------------
General Obligation - 8.6%
 Fulton County, GA, School District, 6.375s, 2010          $2,000       $2,288,180
 Fulton County, GA, School District, 6.375s, 2012           1,000        1,148,820
 Fulton County, GA, School District, 6.375s, 2016           1,000        1,147,980
 State of Georgia, 6.25s, 2011                              1,000        1,139,610
 Territory of Virgin Islands, 7.75s, 2006                     365          401,489
                                                                        -----------
                                                                        $6,126,079
-----------------------------------------------------------------------------------
State and Local Appropriation - 2.1%
 Fulton County, GA, Building Authority Rev.
  (Judicial Center), 0s, 2011                              $3,000       $1,541,940
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 11.0%
 Columbia County, GA, Water and Sewer Rev.,
  AMBAC, 6.9s, 2011                                        $1,000       $1,108,920
 DeKalb County, GA, 7.5s, 2000                                780          851,893
 Hogansville, GA, Combined Public Utility Systems
  Rev., 9s, 2000                                            2,200        2,538,470
 Marietta, GA, Development Authority Rev. (Life
  College), CAPGTY, 7.25s, 1999                             1,000        1,086,450
 Richmond County, GA, Development Authority
  Rev., 0s, 2021                                            8,700        2,269,134
                                                                        -----------
                                                                        $7,854,867
-----------------------------------------------------------------------------------
Airport and Port Revenue - 13.4%
 Atlanta, GA, Airport Facilities Rev., 6.25s, 2021         $  500       $  527,440
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                                  6,000        3,207,900
 Atlanta, GA, Airport Facilities Rev., MBIA,
  0s, 2010                                                  5,100        2,726,715
 Atlanta, GA, Special Purpose Facilities Rev. (Delta
  Airlines), 7.9s, 2018                                     1,000        1,075,930
 Clayton County, GA, Development Authority,
  Special Facilities Rev. (Delta Airlines),
  7.625s, 2020                                                500          535,770
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                               1,425        1,513,165
                                                                        -----------
                                                                        $9,586,920
-----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.1%
 Appling County, GA, Development Authority
  Pollution (Ogelthorpe Power), MBIA, 7.15s, 2021          $1,400       $1,573,740
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013                                           1,675          744,655
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 5.5s, 2009                                         1,225        1,305,997

                                                                        11 - MGA


-----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2008                                                $2,500       $ 1,520,900
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2009                                                 1,500           859,905
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                               1,250         1,448,325
 Monroe County, GA, Development Authority, Pollution
  Control Rev. (Oglethorpe Power), 6.8s, 2012                    1,000         1,168,180
                                                                             ------------
                                                                             $ 8,621,702
-----------------------------------------------------------------------------------------
Health Care Revenue - 4.2%
 Richmond County, GA, Development Authority,
  Nursing Home Refunding (Beverly Enterprises),
  8.75s, 2011                                                   $1,190       $ 1,323,101
 Royston, GA, Hospital Authority Rev. (Cobb
  Health), 7.375s, 2014                                          1,565         1,669,777
                                                                             ------------
                                                                             $ 2,992,878
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 18.2%
 Adel County, GA, Industrial Development
  Authority, Pollution Control Rev. (Weyerhaeuser),
  AMBAC, 9s, 2006                                               $1,000       $ 1,012,050
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch),
  5.625s, 2009                                                   1,500         1,589,190
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch),
  7.4s, 2010                                                       500           611,900
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch),
  6.75s, 2012                                                    1,000         1,101,030
 Effingham County, GA, Development Authority,
  Pollution Control Rev. (Fort Howard), 7.9s, 2005               1,750         1,868,457
 Emanuel County, GA, Development Authority
  (Figgie Properties), 7.95s, 2004                                 475           478,601
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Hershey Foods),
  6.6s, 2012                                                     1,150         1,258,514
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Stone Container),
  7.4s, 2026                                                     1,750         1,893,832
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Union Camp),
  6.15s, 2017                                                    1,000         1,099,680
 Savannah, GA, Port Authority, Pollution Control
  Rev. (Union Carbide), 7.55s, 2004                              1,000         1,002,640
 Wayne County, GA, Solid Waste Rev.
  (ITT-Rayonier), 8s, 2015                                       1,000         1,094,200
                                                                             ------------
                                                                             $13,010,094
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.3%
 Albany-Dougherty County Georgia Hospital
  Authority Rev. (Phoebe Putney Memorial
  Hospital), AMBAC, 7.37s, 2013                                 $1,550       $ 1,640,799
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.8%
 Cobb County, GA, Housing Authority Rev.
  (Signature Place), 6.875s, 2017                               $1,500       $ 1,583,460
 Hinesville, GA, Leased Housing Corp. Rev. (Baytree
  Apartments), FHA, 6.7s, 2017                                     900           962,172
 St. Mary's, GA (Cumberland Oaks Apartments),
  FNMA, 7.375s, 2022                                             1,470         1,565,785
                                                                             ------------
                                                                             $ 4,111,417
-----------------------------------------------------------------------------------------


Municipal Bonds - continued
-----------------------------------------------------------------------------------------
                                                      Principal Amount
Issuer                                                   (000 Omitted)             Value
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.6%
 DeKalb County, GA, Housing Authority Rev.,
  GNMA, 7.75s, 2022                                             $  495       $   522,467
 Georgia Housing & Finance Authority, 0s, 2031                   7,260           620,730
 Georgia Residential Finance Authority Rev., 8s,
  2020                                                             345           364,817
 Georgia Residential Finance Authority Rev., 7.25s,
  2021                                                             350           376,971
                                                                             ------------
                                                                             $ 1,884,985
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 15.5%
 Atlanta, GA, Water & Sewer Rev., FGIC,
  5.25s, 2027                                                   $2,000       $ 1,944,860
 Barnesville, GA, Water and Sewer Rev., 6.9s, 2022               1,715         1,848,821
 Brunswick, GA, Water and Sewer Rev., MBIA,
  6.1s, 2014                                                     1,000         1,109,080
 Cartersville, GA, Water and Sewer Rev., AMBAC,
  7.2s, 2012                                                     2,225         2,422,291
 Fulton County, GA, Water and Sewer Rev., FGIC,
  6.375s, 2014                                                   3,250         3,715,140
                                                                             ------------
                                                                             $11,040,192
-----------------------------------------------------------------------------------------
Other - 2.3%
 George L. Smith II/Georgia World Congress Center
  Authority (Domed Stadium), 7.875s, 2020                       $1,475       $ 1,614,860
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $62,982,065)                         $70,026,733
-----------------------------------------------------------------------------------------
Floating Rate Demand Note - 0.3%
-----------------------------------------------------------------------------------------
 Georgia Hospital Financing Authority Rev.
  (Hospital Loan Program), due 10/01/97,
  at Identified Cost                                            $  210       $   210,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $63,192,065)                             $70,236,733
Other Assets, Less Liabilities - 1.6%                                          1,135,191
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                          $71,371,924
-----------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) - September 30, 1997
MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds - 96.4%

--------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)       Value
--------------------------------------------------------------------------------
General Obligation - 13.1%
 Anne Arundel County, MD, 4.9s, 2011                   $1,005       $  993,975
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2009                                        700          732,123
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                        1,000        1,205,200
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                           2,120        2,564,352
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2010                                        815          850,689
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2011                                      900          942,804
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2013                                      770          804,942
 Commonwealth of Puerto Rico, 6.5s, 2023                2,000        2,203,280
 Howard County, MD, Metropolitan District,
  0s, 2008                                              1,975        1,168,331
 Montgomery County, MD, Public Improvement,
  0s, 2009                                              4,000        2,263,000

12 - MMD

-----------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)             Value
-----------------------------------------------------------------------------------
General Obligation - continued
 Prince George's County, MD, 0s, 2007                     $5,110       $ 3,178,829
 State of Maryland, 9s, 1999                                 350           381,934
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                               1,070         1,141,070
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                865           868,183
                                                                       ------------
                                                                       $19,298,712
-----------------------------------------------------------------------------------
State and Local Appropriation - 14.0%
 Calvert County, MD, Community Lease Rev.,
  7.2s, 2010                                              $  750       $   814,320
 Howard County, MD, Certificates of Participation,
  8.15s, 2021                                                450           615,564
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                              805         1,076,953
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                              385           515,065
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                              680           909,724
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                        1,000         1,062,560
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., 7.6s, 2019                                 2,580         2,786,606
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                            2,495         1,736,870
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                            2,490         1,647,334
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2011                            3,675         1,832,465
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                      980           717,144
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2006                    1,800         1,195,956
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009                    1,500           842,910
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2010                    2,730         1,442,614
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2011                    1,000           499,970
 Puerto Rico Public Buildings Authority, 5s, 2027          3,000         2,862,000
                                                                       ------------
                                                                       $20,558,055
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 10.6%
 Baltimore, MD, Water Utility Rev., MBIA,
  6.5s, 2000                                              $  540       $   573,701
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2021                             1,500         1,686,600
 Howard County, MD, Metropolitan District,
  7.15s, 2000                                                500           542,975
 Maryland Health & Higher Education Facilities
  Authority Rev. (Sinai Hospital/Baltimore),
  7s, 2000                                                 2,000         2,186,340
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2001                                  1,840         2,050,165
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2021                                1,000         1,079,920
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2006         1,135           757,896
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2008         1,400           834,834


Municipal Bonds - continued
-----------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)             Value
-----------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Prince George's County, MD, Hospital Rev.
  (Dimensions Health Corp.), 7.25s, 2017                  $2,000       $ 2,286,060
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                               500           704,930
 Puerto Rico Electric Power Authority Rev.,
  8s, 1998                                                   500           525,710
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                 1,000         1,117,920
 Washington, MD, Suburban Sanitation District,
  6.9s, 2001                                               1,045         1,158,822
                                                                       ------------
                                                                       $15,505,873
-----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 2.0%
 Puerto Rico Electric Power Authority Rev.,
  5.375s, 2027                                            $3,000       $ 2,997,270
-----------------------------------------------------------------------------------
Health Care Revenue - 12.3%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                                 $1,345       $ 1,432,869
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Nursing &
  Rehabilation Center), 6.375s, 2027                       1,500         1,513,455
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                               2,000         1,916,380
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital),
  5.7s, 2009                                               1,085         1,156,361
 Maryland Health & Higher Education Facilities
  Authority Rev. (Johns Hopkins Hospital),
  0s, 2010                                                 2,000         1,050,160
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins Hosptial), 5s, 2023         2,250         2,158,875
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2022            500           524,620
 Maryland Health & Higher Education Facilities
  Authority Rev. (Medlantic Hospital Care Corp.),
  8.375s, 2014                                             3,540         3,571,541
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                             1,800         1,856,952
 Prince George's County, MD, Hospital Rev.
  (Greater Southeast Healthcare System),
  6.375s, 2023                                             2,900         2,998,716
                                                                       ------------
                                                                       $18,179,929
-----------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.5%
 Baltimore, MD, Industrial Revenue Board
  (Weyerhaeuser), 9s, 2006                                $3,150       $ 3,185,059
 Baltimore, MD, Port Facilities Rev. (duPont (E.I.)
  de Nemours), 6.5s, 2011                                  1,500         1,639,035
 Cecil County, MD, Commissioners Industrial
  Development Revenue Board, 5.25s, 2006                   1,000         1,036,550
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                       150           157,367
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                      500           518,755
                                                                       ------------
                                                                       $ 6,536,766
-----------------------------------------------------------------------------------
Insured Health Care Revenue - 5.0%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                       $4,550       $ 4,737,642

                                                                        13 - MMD

---------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                        (000 Omitted)            Value
---------------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  Center), FGIC, 5s, 2020                                          $ 1,000      $    958,010
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours Health System), FSA, 7.772s, 2022[dbldag][dbldag]          1,400         1,606,710
                                                                                -------------
                                                                                $  7,302,362
---------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.5%
 Baltimore, MD, City Housing, 7.75s, 2009                          $   930      $    982,099
 Baltimore, MD, City Housing, 7.25s, 2023                            1,215         1,258,606
 Maryland Community Development
  Administration, 7.375s, 2021                                         330           354,536
 Maryland Community Development
  Administration, 8.4s, 2029                                         1,320         1,352,234
 Maryland Community Development
  Administration, 0s, 2032                                          11,605           829,293
 Maryland Community Development
  Administration, 7.8s, 2032                                         1,190         1,277,608
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                             510           543,787
                                                                                -------------
                                                                                $  6,598,163
---------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.2%
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2012                                               $ 1,000      $  1,095,280
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                                   2,000         2,092,040
                                                                                -------------
                                                                                $  3,187,320
---------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.9%
 Maryland Community Development
  Administration, 7.7s, 2015                                       $   580      $    614,475
 Maryland Community Development
  Administration, 5.875s, 2016                                       2,000         2,079,220
 Maryland Community Development
  Administration, 8.25s, 2017                                        1,300         1,334,463
 Maryland Community Development
  Administration, 8.25s, 2020                                          480           492,845
 Maryland Community Development
  Administration, 6.75s, 2026                                        2,250         2,417,603
 Maryland Community Development
  Administration, 7.625s, 2029                                         860           893,179
 Maryland Community Development
  Administration, 7.85s, 2029                                          390           411,543
 Montgomery County, MD, Housing Opportunities
  Commission, 7.5s, 2017                                               365           386,725
                                                                                -------------
                                                                                $  8,630,053
---------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.4%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                                    $ 1,000      $  1,070,990
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                              2,000         2,139,240
 Northeast Maryland, Waste Disposal Authority
  (Southwest County), MBIA, 7.2s, 2005                               1,000         1,154,030
 Prince George's County, MD (Solid Waste
  Management), FSA, 5.25s, 2013                                      3,500         3,528,420
                                                                                -------------
                                                                                $  7,892,680
---------------------------------------------------------------------------------------------


Municipal Bonds - continued
---------------------------------------------------------------------------------------------
                                                          Principal Amount
Issuer                                                       (000 Omitted)             Value
---------------------------------------------------------------------------------------------
Universities - 5.2%
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.625s, 2027                                                     $ 1,400      $  1,433,824
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), MBIA,
  5.5s, 2016                                                         3,000         3,078,450
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mount St. Mary's College),
  6.5s, 2009                                                           692           726,918
 Morgan, MD, State University, Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015                       1,500         1,672,410
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                                             1,000           729,270
                                                                                -------------
                                                                                $  7,640,872
---------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.1%
 Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015                    $ 1,000      $  1,116,650
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020                                                        2,000         2,089,400
 Baltimore, MD, Wastewater Rev., MBIA,
  7.27s, 2020[dbldag][dbldag]                                        3,000         3,291,660
 Puerto Rico Aqueduct & Sewer Authority Rev., 5s,
  2019                                                               1,000           947,840
                                                                                -------------
                                                                                $  7,445,550
---------------------------------------------------------------------------------------------
Other - 6.6%
 Baltimore County, MD, 5.375s, 2013                                $ 1,600      $  1,610,448
 Maryland Industrial Development Finance
  Authority (American Center for Physics),
  6.625s, 2017                                                       1,500         1,616,460
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8s, 2012                               2,825         3,204,680
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8.25s, 2012                              865           940,065
 Washington D.C., Metropolitan Area Transportation
  Authority, Gross Rev., FGIC, 5.25s, 2014                           2,390         2,393,131
                                                                                -------------
                                                                                $  9,764,784
---------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $129,692,315)                           $141,538,389
---------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.2%
---------------------------------------------------------------------------------------------
 Harris County, TX, Health Facilities Development,
  Special Facilities Rev. (Texas Medical Center), due
  2/15/22                                                          $   100      $    100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                                              700           700,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 8/15/20                                             2,400         2,400,000
---------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                            $  3,200,000
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $132,892,315)                               $144,738,389
Other Assets, Less Liabilities - 1.4%                                              2,060,678
---------------------------------------------------------------------------------------------
Net assets - 100.0%                                                             $146,799,067
---------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


14 - MMD

Portfolio of Investments (Unaudited) - September 30, 1997
MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 98.6%




                                                       Principal Amount
Issuer                                                    (000 Omitted)            Value
---------------------------------------------------------- ----------------- -------------
General Obligation - 19.0%
 Belmont, MA, 5s, 2015                                          $ 2,165      $ 2,142,354
 Commonwealth of Massachusetts, 0s, 2004                         10,000        7,182,600
 Commonwealth of Massachusetts, 0s, 2005                          2,000        1,387,760
 Commonwealth of Massachusetts, 0s, 2005                          2,000        1,366,400
 Commonwealth of Massachusetts, 6s, 2008                          3,000        3,332,640
 Commonwealth of Massachusetts, AMBAC,
  6.75s, 2009                                                     2,500        2,768,525
 Commonwealth of Massachusetts, AMBAC,
  5.75s, 2010                                                     3,000        3,254,640
 Commonwealth of Massachusetts, FGIC, 0s, 2006                    4,000        2,672,200
 Commonwealth of Massachusetts, FGIC, 7s, 2009                    1,250        1,494,250
 Commonwealth of Massachusetts, FGIC,
  5.75s, 2011                                                     3,000        3,237,390
 Commonwealth of Massachusetts, FGIC,
  5.125s, 2015                                                    3,985        3,926,699
 Commonwealth of Massachusetts, MBIA, 7.5s, 2004                  2,850        3,344,332
 Gloucester, MA, AMBAC, 7s, 2009                                    225          245,826
 Gloucester, MA, AMBAC, 7s, 2010                                    215          234,900
 Haverhill, MA, FGIC, 7s, 2012                                    1,250        1,382,800
 Holyoke, MA, 8s, 2001                                              490          525,207
 Lawrence, MA, AMBAC, 9.75s, 2002                                   600          730,110
 Lowell, MA, 8.4s, 2009                                           1,000        1,136,950
 Lowell, MA, AMBAC, 5s, 2012                                      3,010        2,974,422
 Mashpee, MA, MBIA, 6.25s, 2008                                   1,530        1,739,059
 North Attleborough, MA, AMBAC, 5s, 2013                          2,240        2,225,194
 Northbridge, MA, 7.6s, 2001                                        325          357,754
 Princeton, MA, AMBAC, 7.25s, 2009                                  490          533,394
                                                                             ------------
                                                                             $48,195,406
-----------------------------------------------------------------------------------------
State and Local Appropriation - 7.3%
 Massachusetts Bay Transportation Authority,
  6.2s, 2016                                                    $10,400      $11,543,376
 Massachusetts Bay Transportation Authority,
  7s, 2021                                                        5,000        6,164,650
 Massachusetts Industrial Finance Agency (Vinfen),
  7.1s, 2018                                                        695          745,610
                                                                             ------------
                                                                             $18,453,636
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.1%
 Boston, MA, MBIA, 7.75s, 1998                                  $   500      $   524,420
 Commonwealth of Massachusetts, 6.875s, 2001                      2,000        2,219,860
 Holyoke, MA, 9.85s, 1997                                           360          368,881
 Holyoke, MA, MBIA, 8s, 2001                                      1,700        1,920,949
 Holyoke, MA, MBIA, 8.1s, 2005                                      500          593,015
 Lowell, MA, 7.625s, 2001                                         4,875        5,525,861
 Massachusetts Federally Assisted Housing, 0s, 2023               4,995        1,029,320
 Massachusetts Health & Education Facilities
  Authority (Suffolk University), 8s, 2000                        1,750        1,945,370
 Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2021                                                    2,000        2,407,420
 Massachusetts Health & Education Facilities
  Authority (Newton-Wellesley Hospital), 8s, 2018                 1,710        1,913,285
 Massachusetts Industrial Finance Agency, (Mass.
  Turnpike), 9s, 2020                                             8,020        9,241,606
 Massachusetts Industrial Finance Agency (Cape Cod
  Health System), 8.5s, 2000                                        500          573,005
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2011                                             1,655        1,864,887
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2021                                             2,900        3,267,778
 Massachusetts Port Authority, 12.75s, 2002                         485          623,521


Municipal Bonds - continued
-----------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                    (000 Omitted)            Value
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Massachusetts Port Authority, ETM, 13s, 2013                   $   780      $ 1,337,739
 Palmer, MA, AMBAC, 7.7s, 2010                                      500          559,545
                                                                             ------------
                                                                             $35,916,462
-----------------------------------------------------------------------------------------
Airport and Port Revenue - 6.5%
 Massachusetts Port Authority (USAir), MBIA,
  5.625s, 2011                                                  $ 2,140      $ 2,210,406
 Massachusetts Port Authority, 5s, 2015                           5,600        5,394,592
 Massachusetts Port Authority, FGIC, 7.5s, 2020                   4,500        4,895,955
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                                      2,370        2,505,280
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                     1,500        1,592,805
                                                                             ------------
                                                                             $16,599,038
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 0.4%
 Puerto Rico Electric Power Authority, 5s, 2012                 $ 1,035      $ 1,010,398
-----------------------------------------------------------------------------------------
Health Care Revenue - 14.4%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent Center),
  10.75s, 2011                                                  $   710      $   754,446
 Massachusetts Health & Education Facilities
  Authority (Dana Farber), 6.25s, 2022                            1,000        1,067,690
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), 7s, 2014                      3,000        3,173,970
 Massachusetts Health & Education Facilities
  Authority (Charlton Memorial Hospital),
  7.25s, 2013                                                     1,700        1,876,885
 Massachusetts Health & Education Facilities
  Authority (Children's Hospital), 6.125s, 2012                   2,285        2,431,263
 Massachusetts Health & Education Facilities
  Authority (Massachusetts Eye & Ear Infirmary),
  7.375s, 2011                                                    3,000        3,130,830
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  6.875s, 2022                                                    5,600        6,119,624
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  7.2s, 2022                                                      2,500        2,730,725
 Massachusetts Health & Education Facilities
  Authority (North Adams Regional Hospital),
  6.625s, 2018                                                    1,000        1,054,470
 Massachusetts Industrial Finance Agency (Beverly
  Enterprises), 8.375s, 2009                                      4,040        4,492,561
 Massachusetts Industrial Finance Agency
  (Evanswood), 7.625s, 2014                                       1,200        1,254,084
 Massachusetts Industrial Finance Agency (Martha's
  Vineyard Long-Term Care Facility), 9.25s, 2022[dbldag]          3,000        1,684,500
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2004                   5,000        3,622,550
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2010                   5,300        2,689,114
 Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                               500          519,775
                                                                             ------------
                                                                             $36,602,487
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.5%
 Massachusetts Industrial Finance Agency
  (Automatic Data Processing), 8.25s, 2019                      $   900      $   915,318
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 10s, 2001                             321          328,065
                                                                             ------------
                                                                             $ 1,243,383
-----------------------------------------------------------------------------------------

                                                                        15 - MMA

                                                    Principal Amount
Issuer                                                 (000 Omitted)               Value
------------------------------------------------------- ----------------- ----------------
Insured Health Care Revenue - 4.9%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA,
  5.5s, 2012                                                 $   750        $    761,655
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), AMBAC,
  8.471s, 2025[dbldag][dbldag]                                 5,000           5,422,750
 Massachusetts Health & Education Facilities
  Authority (Brigham & Women's Hospital), MBIA,
  6.75s, 2024                                                  2,900           3,206,356
 Massachusetts Health & Education Facility
  Authority (Newton Wellsley College), MBIA,
  6.125s, 2015                                                 1,000           1,085,610
 Massachusetts Health & Education Facility
  Authority, MBIA, 5.375s, 2018                                2,000           1,969,040
                                                                            -------------
                                                                            $ 12,445,411
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.8%
 Massachusetts Housing Finance Agency, 8.4s, 2021            $ 2,190        $  2,276,133
 Massachusetts Housing Finance Agency, 8.2s, 2027                720             754,747
 Massachusetts Housing Finance Agency, AMBAC,
  6.65s, 2019                                                  1,500           1,612,110
 Massachusetts Housing Finance Agency, FHA,
  8.8s, 2021                                                   1,995           2,060,775
 Massachusetts Housing Finance Agency, FNMA,
  6.9s, 2025                                                   1,700           1,831,155
 Somerville, MA, Housing Authority Rev.
  (Clarendon Hill), GNMA, 7.85s, 2010                            975           1,039,789
                                                                            -------------
                                                                            $  9,574,709
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.4%
 Massachusetts Housing Finance Agency, 8.1s, 2020            $ 2,270        $  2,350,109
 Massachusetts Housing Finance Agency, 8.1s, 2021              2,000           2,093,180
 Massachusetts Housing Finance Agency,
  7.95s, 2023                                                    840             898,699
 Massachusetts Industrial Finance Agency, MBIA,
  6.35s, 2022                                                  3,000           3,168,540
                                                                            -------------
                                                                            $  8,510,528
-----------------------------------------------------------------------------------------
Student Loan Revenue
 Massachusetts Education Loan Authority, 9s, 2001            $    45        $     45,398
-----------------------------------------------------------------------------------------
Turnpike Revenue - 1.3%
 Massachusetts Turnpike Authority, MBIA, 0s, 2018            $10,000        $  3,347,800
-----------------------------------------------------------------------------------------
Universities - 10.3%
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2023                    $ 4,350        $  4,271,961
 Massachusetts Health & Education Facilities
  Authority (Boston University), MBIA,
  9.142s, 2031[dbldag][dbldag]                                 5,000           5,897,650
 Massachusetts Health & Education Facility
  Authority (Boston College), 5.25s, 2018                      3,500           3,456,215
 Massachusetts Health & Education Facility
  Authority (Wheaton College), 5.25s, 2019                     1,000             983,370
 Massachusetts Industrial Finance Agency (Babson
  College), 5.25s, 2027                                        3,000           2,886,660
 Massachusetts Industrial Finance Agency (Brandeis
  University), MBIA, 0s, 2004                                  1,000             727,270


Municipal Bonds - continued
-----------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                 (000 Omitted)               Value
-----------------------------------------------------------------------------------------
Universities - continued
 Massachusetts Industrial Finance Agency (Brandeis
  University), MBIA, 0s, 2005                                $ 1,000        $    692,300
 Massachusetts Industrial Finance Agency (Brandeis
  University), MBIA, 0s, 2009                                  1,000             556,320
 Massachusetts Industrial Finance Agency (Brandeis
  University), MBIA, 0s, 2010                                  1,000             523,130
 Massachusetts Industrial Finance Agency (Brandeis
  University), MBIA, 0s, 2011                                    500             247,160
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2010                                             575             589,490
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2014                                           1,915           1,989,857
 Massachusetts Industrial Finance Agency (Emerson
  College), 8.9s, 2018                                         1,000           1,108,200
 Massachusetts Industrial Finance Agency (Lesley
  College), 6.3s, 2025                                         2,000           2,146,400
                                                                            -------------
                                                                            $ 26,075,983
-----------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.0%
 Massachusetts Water Resources Authority,
  6.5s, 2019                                                 $ 8,470        $  9,883,897
 Massachusetts Water Resources Authority, AMBAC,
  5.25s, 2015                                                  5,000           5,075,550
 Massachusetts Water Resources Authority, MBIA,
  5.25s, 2020                                                  4,000           3,941,920
 Massachusetts Water Resources Authority, MBIA,
  5s, 2022                                                     4,235           4,012,197
                                                                            -------------
                                                                            $ 22,913,564
-----------------------------------------------------------------------------------------
Other - 3.7%
 Martha's Vineyard, MA, Land Bank (Land
  Acquisition), 8.125s, 2011                                 $ 3,900        $  4,248,621
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  9.25s, 2014                                                  2,250           2,400,795
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  8s, 2020                                                     1,500           1,545,044
 Nantucket Island, MA, Land Bank, 7.75s, 2020                  1,200           1,336,464
                                                                            -------------
                                                                            $  9,530,924
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $229,473,395)                       $250,465,127
-----------------------------------------------------------------------------------------
Floating Rate Demand Note - 1.5%
-----------------------------------------------------------------------------------------
 Massachusetts Health & Educational Facilities
  Authority, due 10/01/97, at Identified Cost                $ 3,700        $  3,700,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $233,173,395)                           $254,165,127
Other Assets, Less Liabilities - (0.1)%                                         (130,171)
-----------------------------------------------------------------------------------------
Net assets - 100.0%                                                         $254,034,956
-----------------------------------------------------------------------------------------

Portfolio footnotes:
         [dbldag]Security valued by or at the direction of the Trustees. [dbldag][dbldag]Inverse floating rate security.


See notes to financial statements

16 - MMA

Financial Statements

Statements of Assets and Liabilities (Unaudited)

                                                                 Alabama       Arkansas      California
September 30, 1997                                                  Fund           Fund            Fund
----------------------------------------------------------- ------------- --------------- ----------------
Assets:
 Investments -
  Identified cost                                            $76,674,913   $134,722,118   $ 246,412,313
  Unrealized appreciation                                      6,209,413     10,322,041      22,113,355
                                                             ------------  ------------   --------------
    Total investments, at value                              $82,884,326   $145,044,159   $ 268,525,668
 Cash                                                             70,195         99,136          30,314
 Receivable for Fund shares sold                                  62,607        118,838         585,118
 Receivable for investments sold                               1,320,907         17,620          25,000
 Interest receivable                                           1,273,418      2,057,786       3,832,288
 Other assets                                                        752          1,402           2,539
                                                             ------------  ------------   --------------
    Total assets                                             $85,612,205   $147,338,941   $ 273,000,927
                                                             ------------  ------------   --------------
Liabilities:
 Distributions payable                                       $   217,179   $    327,000   $     640,275
 Payable for Fund shares reacquired                              121,748        408,503         442,868
 Payable for investments purchased                               967,430             --              --
 Payable to affiliates -
  Management fee                                                   3,110          5,407          11,855
  Administrative fee                                                 104            180             445
  Shareholder servicing agent fee                                    897          1,561           3,853
  Distribution and service fee                                     2,163            517          10,413
 Accrued expenses and other liabilities                           47,938         61,819         122,649
                                                             ------------  ------------   --------------
    Total liabilities                                        $ 1,360,569   $    804,987   $   1,232,358
                                                             ------------  ------------   --------------
Net assets                                                   $84,251,636   $146,533,954   $ 271,768,569
                                                             ------------  ------------   --------------
Net assets consist of:
 Paid-in capital                                             $76,990,980   $144,240,467   $ 260,394,595
 Unrealized appreciation on investments                        6,209,413     10,322,041      22,113,355
 Accumulated undistributed net realized
  gain (loss) on investments                                     893,313     (7,849,377)    (10,362,605)
 Accumulated undistributed
  (distributions in excess of) net
  investment income                                              157,930       (179,177)       (376,776)
                                                             ------------  ------------   --------------
    Total                                                    $84,251,636   $146,533,954   $ 271,768,569
                                                             ------------  ------------   --------------
Shares of beneficial interest outstanding:
 Class A                                                       7,125,706     13,796,368      39,765,890
 Class B                                                         654,895        757,208       6,974,327
 Class C                                                              --             --         699,781
                                                             ------------  ------------   --------------
    Total shares of beneficial interest
     outstanding                                               7,780,601     14,553,576      47,439,998
                                                             ------------  ------------   --------------
Net assets:
 Class A                                                     $77,158,629   $138,911,311   $ 227,798,091
 Class B                                                       7,093,007      7,622,643      39,954,919
 Class C                                                              --             --       4,015,559
                                                             ------------  ------------   --------------
    Total net assets                                         $84,251,636   $146,533,954   $ 271,768,569
                                                             ------------  ------------   --------------
Class A shares:
 Net asset value per share (net assets [divided by] shares
  of beneficial interest outstanding)                        $     10.83   $      10.07   $        5.73
                                                             ------------  ------------   --------------
 Offering price per share (100 [divided by] 95.25 of
  NAV per share)                                             $     11.37   $      10.57   $        6.02
                                                             ------------  ------------   --------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial
  interest outstanding)                                      $     10.83   $      10.07   $        5.73
                                                             ------------  ------------   --------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial
  interest outstanding)                                      $        --   $         --   $        5.74
                                                             ------------  ------------   --------------



                                                                 Florida         Georgia         Maryland   Massachusetts
September 30, 1997                                                  Fund            Fund             Fund            Fund
----------------------------------------------------------- --------------- --------------- --------------- --------------
Assets:
 Investments -
  Identified cost                                           $ 85,195,550    $ 63,192,065     $132,892,315    $233,173,395
  Unrealized appreciation                                      7,813,791       7,044,668       11,846,074      20,991,732
                                                            -------------   -------------    ------------     ------------
    Total investments, at value                             $ 93,009,341    $ 70,236,733     $144,738,389    $254,165,127
 Cash                                                             21,692          74,618            5,095           5,038
 Receivable for Fund shares sold                                  54,705         112,298          226,676         156,825
 Receivable for investments sold                                      --         115,000          260,000       1,118,904
 Interest receivable                                           1,628,371       1,118,635        2,149,831       3,833,057
 Other assets                                                     13,195             638            1,302           2,288
                                                            -------------   -------------    ------------     ------------
    Total assets                                            $ 94,727,304    $ 71,657,922     $147,381,293    $259,281,239
                                                            -------------   -------------    ------------     ------------
Liabilities:
 Distributions payable                                      $    241,077    $    142,784     $    271,295    $    588,870
 Payable for Fund shares reacquired                               90,116          79,055          222,562       1,211,616
 Payable for investments purchased                                    --              --               --       3,333,500
 Payable to affiliates -
  Management fee                                                   3,477           2,627            5,403           9,385
  Administrative fee                                                 116              88              180             313
  Shareholder servicing agent fee                                  1,005             759            1,561           2,711
  Distribution and service fee                                     3,727           2,119            5,246           8,176
 Accrued expenses and other liabilities                           48,622          58,566           75,979          91,712
                                                            -------------   -------------    ------------     ------------
    Total liabilities                                       $    388,140    $    285,998     $    582,226    $  5,246,283
                                                            -------------   -------------    ------------     ------------
Net assets                                                  $ 94,339,164    $ 71,371,924     $146,799,067    $254,034,956
                                                            -------------   -------------    ------------     ------------
Net assets consist of:
 Paid-in capital                                            $ 94,566,830    $ 67,801,007     $139,872,321    $238,298,849
 Unrealized appreciation on investments                        7,813,791       7,044,668       11,846,074      20,991,732
 Accumulated undistributed net realized
  gain (loss) on investments                                  (8,038,433)     (3,429,583)      (4,796,147)     (4,629,155)
 Accumulated undistributed
  (distributions in excess of) net
  investment income                                               (3,024)        (44,168)        (123,181)       (626,470)
                                                            -------------   -------------    ------------     ------------
    Total                                                   $ 94,339,164    $ 71,371,924     $146,799,067    $254,034,956
                                                            -------------   -------------    ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                       7,862,636       5,586,003       11,188,306      21,055,451
 Class B                                                       1,575,128         987,991        1,739,904       1,456,078
 Class C                                                              --              --               --              --
                                                            -------------   -------------    ------------     ------------
    Total shares of beneficial interest
     outstanding                                               9,437,764       6,573,994       12,928,210      22,511,529
                                                            -------------   -------------    ------------     ------------
Net assets:
 Class A                                                    $ 78,595,847    $ 60,641,412     $127,051,772    $237,593,606
 Class B                                                      15,743,317      10,730,512       19,747,295      16,441,350
 Class C                                                              --              --               --              --
                                                            -------------   -------------    ------------     ------------
    Total net assets                                        $ 94,339,164    $ 71,371,924     $146,799,067    $254,034,956
                                                            -------------   -------------    ------------     ------------
Class A shares:
 Net asset value per share (net assets [divided by] shares
  of beneficial interest outstanding)                       $      10.00    $      10.86     $      11.36    $      11.28
                                                            -------------   -------------    ------------     ------------
 Offering price per share (100 [divided by] 95.25 of
  NAV per share)                                            $      10.50    $      11.40     $      11.93    $      11.84
                                                            -------------   -------------    ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial
  interest outstanding)                                     $       9.99    $      10.86     $      11.35    $      11.29
                                                            -------------   -------------    ------------     ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial
  interest outstanding)                                     $         --    $         --     $         --    $         --
                                                            -------------   -------------    ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations (Unaudited)

                                                         Alabama      Arkansas      California
Six Months Ended September 30, 1997                         Fund          Fund            Fund
---------------------------------------------------- ------------- -------------- --------------
Net investment income:
 Interest income                                      $2,640,268    $4,381,981     $ 7,909,663
                                                      ----------    ----------     -----------
 Expenses -
  Management fee                                      $  232,566    $  408,258     $   545,107
  Trustees' compensation                                  10,130         8,537          18,551
  Shareholder servicing agent fee                         55,134        96,781         177,160
  Distribution and service fee (Class A)                  97,860        70,681              --
  Distribution and service fee (Class B)                  36,876        32,183         158,317
  Distribution and service fee (Class C)                      --            --          19,427
  Administrative fee                                       6,361        11,167          20,442
  Custodian fee                                           17,773        30,673          48,358
  Printing                                                 4,605         9,467          11,354
  Postage                                                  1,817         5,773           8,686
  Auditing fees                                           13,775        14,275          16,446
  Legal fees                                               1,327         1,334           3,727
  Miscellaneous                                           27,422        32,953         265,784
                                                      ----------    ----------     -----------
    Total expenses                                    $  505,646    $  722,082     $ 1,293,359
  Fees paid indirectly                                    (5,070)       (6,994)        (15,801)
  Preliminary reduction of expenses by
   investment adviser                                    (13,686)      (23,766)       (205,581)
                                                      ----------    ----------     -----------
    Net expenses                                      $  486,890    $  691,322     $ 1,071,977
                                                      ----------    ----------     -----------
     Net investment income                            $2,153,378    $3,690,659     $ 6,837,686
                                                      ----------    ----------     -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                             $  299,342    $  (47,111)    $ 1,146,493
  Futures contracts                                      182,360        (8,674)             --
                                                      ----------    ----------     -----------
    Net realized gain (loss) on
     investments                                      $  481,702    $  (55,785)    $ 1,146,493
                                                      ----------    ----------     -----------
 Change in unrealized appreciation -
  Investments                                         $2,199,231    $5,243,563     $11,283,260
  Futures contracts                                      101,531        40,728              --
                                                      ----------    ----------     -----------
    Net unrealized gain on investments                $2,300,762    $5,284,291     $11,283,260
                                                      ----------    ----------     -----------
     Net realized and unrealized gain
      on investments                                  $2,782,464    $5,228,509     $12,429,753
                                                      ----------    ----------     -----------
      Increase in net assets from
       operations                                     $4,935,842    $8,919,165     $19,267,439
                                                      ----------    ----------     -----------



                                                         Florida        Georgia       Maryland  Massachusetts
Six Months Ended September 30, 1997                         Fund           Fund           Fund           Fund
---------------------------------------------------- -------------- -------------- ------------- --------------
Net investment income:
 Interest income                                      $2,774,228     $2,201,988     $4,407,489    $ 8,072,363
                                                      ----------     ----------     ----------    -----------
 Expenses -
  Management fee                                      $  258,334     $  194,400     $  399,825    $   698,616
  Trustees' compensation                                   8,434          9,172          9,240         10,201
  Shareholder servicing agent fee                         61,243         45,907         94,417        164,912
  Distribution and service fee (Class A)                      --         75,377        221,425        416,243
  Distribution and service fee (Class B)                  58,363         51,623         93,641         79,759
  Distribution and service fee (Class C)                      --             --             --             --
  Administrative fee                                       7,067          5,297         10,894         19,035
  Custodian fee                                           19,791         14,618         30,110         51,519
  Printing                                                 5,410          6,586         12,971         14,925
  Postage                                                  3,538          2,311          8,302          8,298
  Auditing fees                                           13,775         13,776         14,275         14,275
  Legal fees                                               1,827            437          1,257          1,913
  Miscellaneous                                           28,559         25,609         40,634         50,820
                                                      ----------     ----------     ----------    -----------
    Total expenses                                    $  466,341     $  445,113     $  936,991    $ 1,530,516
  Fees paid indirectly                                    (5,495)        (9,083)       (16,739)       (16,253)
  Preliminary reduction of expenses by
   investment adviser                                    (15,151)       (35,493)       (73,002)      (127,555)
                                                      ----------     ----------     ----------    -----------
    Net expenses                                      $  445,695     $  400,537     $  847,250    $ 1,386,708
                                                      ----------     ----------     ----------    -----------
     Net investment income                            $2,328,533     $1,801,451     $3,560,239    $ 6,685,655
                                                      ----------     ----------     ----------    -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                             $ (721,169)    $     (536)    $  645,405    $   588,651
  Futures contracts                                           --             --             --             --
                                                      ----------     ----------     ----------    -----------
    Net realized gain (loss) on
     investments                                      $ (721,169)    $     (536)    $  645,405    $   588,651
                                                      ----------     ----------     ----------    -----------
 Change in unrealized appreciation -
  Investments                                         $4,180,189     $3,150,924     $5,496,062    $ 9,173,422
  Futures contracts                                           --             --             --             --
                                                      ----------     ----------     ----------    -----------
    Net unrealized gain on investments                $4,180,189     $3,150,924     $5,496,062    $ 9,173,422
                                                      ----------     ----------     ----------    -----------
     Net realized and unrealized gain
      on investments                                  $3,459,020     $3,150,388     $6,141,467    $ 9,762,073
                                                      ----------     ----------     ----------    -----------
      Increase in net assets from
       operations                                     $5,787,553     $4,951,839     $9,701,706    $16,447,728
                                                      ----------     ----------     ----------    -----------

See notes to financial statements

Statements of Changes in Net Assets (Unaudited)

                                                          Alabama          Arkansas       California
Six Months Ended September 30, 1997                          Fund              Fund             Fund
--------------------------------------------------- ---------------- ---------------- ----------------
Increase (decrease) in net assets:
From operations -
 Net investment income                               $  2,153,378     $   3,690,659    $   6,837,686
 Net realized gain (loss) on investments                  481,702           (55,785)       1,146,493
 Net unrealized gain on investments                     2,300,762         5,284,291       11,283,260
                                                     ------------     -------------    -------------
  Increase in net assets from operations             $  4,935,842     $   8,919,165    $  19,267,439
                                                     ------------     -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                $ (2,011,508)    $  (3,529,673)   $  (5,923,558)
 From net investment income (Class B)                    (163,712)         (160,986)        (832,477)
 From net investment income (Class C)                          --                --          (80,417)
 In excess of net investment income (Class A)                  --           (37,493)              --
 In excess of net investment income (Class B)                  --            (1,710)              --
                                                     ------------     -------------    -------------
  Total distributions declared to
   shareholders                                      $ (2,175,220)    $  (3,729,862)   $  (6,836,452)
                                                     ------------     -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                    $  1,525,566     $   3,633,267    $  19,007,001
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                           845,892         1,688,127        2,840,287
 Cost of shares reacquired                             (5,089,632)      (15,787,499)     (35,671,380)
                                                     ------------     -------------    -------------
Net decrease in net assets from
 Fund share transactions                             $ (2,718,174)    $ (10,466,105)   $ (13,824,092)
                                                     ------------     -------------    -------------
    Total increase (decrease) in net assets          $     42,448     $  (5,276,802)   $  (1,393,105)
Net assets:
 At beginning of period                                84,209,188       151,810,756      273,161,674
                                                     ------------     -------------    -------------
 At end of period                                    $ 84,251,636     $ 146,533,954    $ 271,768,569
                                                     ------------     -------------    -------------
Accumulated undistributed (distributions in excess
 of) net investment income included in net assets
 at end of period                                    $    157,930     $    (179,177)   $    (376,776)
                                                     ------------     -------------    -------------



                                                          Florida          Georgia         Maryland    Massachusetts
Six Months Ended September 30, 1997                          Fund             Fund             Fund             Fund
--------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Increase (decrease) in net assets:
From operations -
 Net investment income                               $  2,328,533     $  1,801,451    $   3,560,239    $   6,685,655
 Net realized gain (loss) on investments                 (721,169)            (536)         645,405          588,651
 Net unrealized gain on investments                     4,180,189        3,150,924        5,496,062        9,173,422
                                                     ------------     ------------    --------------   --------------
  Increase in net assets from operations             $  5,787,553     $  4,951,839    $   9,701,706    $  16,447,728
                                                     ------------     ------------    --------------   --------------
Distributions declared to shareholders -
 From net investment income (Class A)                $ (2,026,339)    $ (1,571,423)   $  (3,142,037)   $  (6,314,798)
 From net investment income (Class B)                    (325,051)        (230,028)        (403,721)        (370,857)
 From net investment income (Class C)                          --               --               --               --
 In excess of net investment income (Class A)              (2,605)          (2,373)              --          (17,959)
 In excess of net investment income (Class B)                (418)            (347)              --           (1,055)
                                                     ------------     ------------    --------------   --------------
  Total distributions declared to
   shareholders                                      $ (2,354,413)    $ (1,804,171)   $  (3,545,758)   $  (6,704,669)
                                                     ------------     ------------    --------------   --------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                    $  4,108,220     $  2,820,718    $   6,594,982    $  33,869,604
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                           869,343          939,285        1,894,071        3,038,589
 Cost of shares reacquired                             (9,114,120)      (5,373,371)     (11,629,496)     (42,694,115)
                                                     ------------     ------------    --------------   --------------
Net decrease in net assets from
 Fund share transactions                             $ (4,136,557)    $ (1,613,368)   $  (3,140,443)   $  (5,785,922)
                                                     ------------     ------------    --------------   --------------
    Total increase (decrease) in net assets          $   (703,417)    $  1,534,300    $   3,015,505    $   3,957,137
Net assets:
 At beginning of period                                95,042,581       69,837,624      143,783,562      250,077,819
                                                     ------------     ------------    --------------   --------------
 At end of period                                    $ 94,339,164     $ 71,371,924    $ 146,799,067    $ 254,034,956
                                                     ------------     ------------    --------------   --------------
Accumulated undistributed (distributions in excess
 of) net investment income included in net assets
 at end of period                                    $     (3,024)    $    (44,168)   $    (123,181)   $    (626,470)
                                                     ------------     ------------    --------------   --------------

See notes to financial statements

Statements of Changes in Net Assets

                                                          Alabama          Arkansas       California
Year Ended March 31, 1997                                    Fund              Fund             Fund
--------------------------------------------------- ---------------- ---------------- -----------------
Increase (decrease) in net assets:
From operations -
 Net investment income                              $   4,531,494     $   8,421,933   $   15,145,169
 Net realized gain (loss) on investments                  494,185          (150,505)        (560,206)
 Net unrealized gain (loss) on investments               (137,249)         (395,653)      (1,519,530)
                                                    --------------    -------------   ---------------
  Increase (decrease) in net assets from
   operations                                       $   4,888,430     $   7,875,775   $   13,065,433
                                                    --------------    -------------   ---------------
Distributions declared to shareholders -
 From net investment income (Class A)               $  (4,197,127)    $  (7,990,669)  $  (13,365,451)
 From net investment income (Class B)                    (303,407)         (332,561)      (1,604,012)
 From net investment income (Class C)                          --                --         (175,706)
 From net realized gain on investments
  (Class A)                                              (638,656)               --               --
 From net realized gain on investments
  (Class B)                                               (55,537)               --               --
 In excess of net investment income (Class A)                  --                --          (44,591)
 In excess of net investment income (Class B)                  --                --           (5,352)
 In excess of net investment income (Class C)                  --                --             (586)
                                                    --------------    -------------   ---------------
    Total distributions declared to
     shareholders                                   $  (5,194,727)    $  (8,323,230)  $  (15,145,169)
                                                    --------------    -------------   ---------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                   $   3,979,559     $   9,627,230   $  151,915,799
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                         2,180,791         3,747,332        6,490,899
 Cost of shares reacquired                            (10,268,087)      (41,972,562)    (181,959,198)
                                                    --------------    -------------   ---------------
  Net increase (decrease) in net assets from
   Fund share transactions                          $  (4,107,737)    $ (28,598,000)  $  (23,552,500)
                                                    --------------    -------------   ---------------
    Total increase (decrease) in net assets         $  (4,414,034)    $ (29,045,455)  $  (25,682,765)
Net assets:
 At beginning of period                                88,623,222       180,856,211      298,844,439
                                                    --------------    -------------   ---------------
 At end of period                                   $  84,209,188     $ 151,810,756   $  273,161,674
                                                    --------------    -------------   ---------------
Accumulated undistributed (distributions in excess
 of) net investment income included in net assets
 at end of period                                   $     179,772     $    (139,974)  $     (378,009)
                                                    --------------    -------------   ---------------



                                                          Florida          Georgia         Maryland     Massachusetts
Year Ended March 31, 1997                                    Fund             Fund             Fund              Fund
--------------------------------------------------- ---------------- ---------------- ---------------- -----------------
Increase (decrease) in net assets:
From operations -
 Net investment income                              $   5,124,807    $   3,897,912    $   7,616,826     $  14,194,777
 Net realized gain (loss) on investments               (1,328,413)         391,667         (762,039)         (339,059)
 Net unrealized gain (loss) on investments               (546,250)      (1,017,086)      (1,489,457)       (2,770,273)
                                                    --------------   --------------   --------------    -------------
  Increase (decrease) in net assets from
   operations                                       $   3,250,144    $   3,272,493    $   5,365,330     $  11,085,445
                                                    --------------   --------------   --------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)               $  (4,467,721)   $  (3,377,412)   $  (6,713,171)    $ (13,195,047)
 From net investment income (Class B)                    (634,657)        (454,697)        (679,183)         (653,840)
 From net investment income (Class C)                          --               --               --                --
 From net realized gain on investments
  (Class A)                                                    --               --               --                --
 From net realized gain on investments
  (Class B)                                                    --               --               --                --
 In excess of net investment income (Class A)                  --               --               --                --
 In excess of net investment income (Class B)                  --               --               --                --
 In excess of net investment income (Class C)                  --               --               --                --
                                                    --------------   --------------   --------------    -------------
    Total distributions declared to
     shareholders                                   $  (5,102,378)   $  (3,832,109)   $  (7,392,354)    $ (13,848,887)
                                                    --------------   --------------   --------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                   $  43,852,042    $   5,089,635    $  11,277,965     $  60,963,962
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                         1,953,163        2,000,992        3,935,520         6,335,241
 Cost of shares reacquired                            (50,911,287)     (15,081,831)     (22,393,495)      (75,271,052)
                                                    --------------   --------------   --------------    -------------
  Net increase (decrease) in net assets from
   Fund share transactions                          $  (5,106,082)   $  (7,991,204)   $  (7,180,010)    $  (7,971,849)
                                                    --------------   --------------   --------------    -------------
    Total increase (decrease) in net assets         $  (6,958,316)   $  (8,550,820)   $  (9,207,034)    $ (10,735,291)
Net assets:
 At beginning of period                               102,000,897       78,388,444      152,990,596       260,813,110
                                                    --------------   --------------   --------------    -------------
 At end of period                                   $  95,042,581    $  69,837,624    $ 143,783,562     $ 250,077,819
                                                    --------------   --------------   --------------    -------------
Accumulated undistributed (distributions in excess
 of) net investment income included in net assets
 at end of period                                   $      22,856    $     (41,448)   $    (137,662)    $    (607,456)
                                                    --------------   --------------   --------------    -------------

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                                   Alabama Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                     Six Months           Year Ended March 31,
                                                                          Ended   -------------------------------------
                                                                  September 30,
                                                                           1997          1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                        Class A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.48         $ 10.52    $   10.34   $   10.27
                                                                   ----------        -------    ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                        $    0.28         $  0.56    $    0.55   $    0.56
 Net realized and unrealized gain (loss) on
  investments                                                           0.35            0.04         0.18        0.09
                                                                   ----------        -------    ---------   ---------
  Total from investment operations                                 $    0.63         $  0.60    $    0.73   $    0.65
                                                                   ----------        -------    ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.28)        $ (0.55)   $   (0.55)  $   (0.55)
 From net realized gain on investments                                    --           (0.09)          --          --
 In excess of net investment income[dbldag][dbldag]                       --              --           --          --
 In excess of net realized gain on investments                            --              --           --       (0.03)
                                                                   ----------        -------    ---------   ---------
  Total distributions declared to shareholders                     $   (0.28)        $ (0.64)   $   (0.55)  $   (0.58)
                                                                   ----------        -------    ---------   ---------
Net asset value - end of period                                    $   10.83         $ 10.48    $   10.52   $   10.34
                                                                   ----------        -------    ---------   ---------
Total return[dbldag]                                                    6.05%++         5.82%        7.13%       6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.09%+          1.10%        1.14%       1.15%
 Net investment income                                                  5.13%+          5.28%        5.18%       5.47%
Portfolio turnover                                                        12%             22%          37%         30%
Net assets at end of period (000 omitted)                          $  77,159         $76,928    $  82,484   $  83,805
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $    0.28         $    --    $    0.54   $    0.55
   Ratios (to average net assets):
    Expenses##                                                          1.12%+            --         1.24%       1.25%
    Net investment income                                               5.10%+            --         5.08%       5.37%



----------------------------------------------------------------------------------------------------------------------------------
                                                                  Two Months                   Year Ended January 31,
                                                                       Ended      ------------------------------------------------
                                                                   March 31,
                                                                        1994            1994        1993        1992        1991
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $     10.98        $ 10.33   $    9.95   $    9.65   $    9.53
                                                                  -----------        --------- ---------   ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                       $      0.09        $  0.55   $    0.56   $    0.60   $    0.59
 Net realized and unrealized gain (loss) on
  investments                                                           (0.71)          0.69        0.41        0.41        0.08
                                                                  -----------        --------- ---------   ---------   ---------
  Total from investment operations                                $     (0.62)       $  1.24   $    0.97   $    1.01   $    0.67
                                                                  -----------        --------- ---------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                       $     (0.08)       $ (0.54)  $   (0.58)  $   (0.65)  $   (0.55)
 From net realized gain on investments                                     --          (0.04)      (0.01)      (0.06)         --
 In excess of net investment income[dbldag][dbldag]                     (0.01)         (0.01)         --       (0.00)         --
 In excess of net realized gain on investments                             --             --          --          --          --
                                                                  -----------        --------- ---------   ---------   ---------
  Total distributions declared to shareholders                    $     (0.09)       $ (0.59)  $   (0.59)  $   (0.71)  $   (0.55)
                                                                  -----------        --------- ---------   ---------   ---------
Net asset value - end of period                                   $     10.27        $ 10.98   $   10.33   $    9.95   $    9.65
                                                                  -----------        --------- ---------   ---------   ---------
Total return[dbldag]                                                    (5.66)%++      12.26%      10.08%      10.92%       7.31%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.18%+         1.21%       1.08%       0.95%       0.57%
 Net investment income                                                   5.17%+         5.13%       5.79%       6.19%       6.63%
Portfolio turnover                                                          4%            12%         17%         23%         64%
Net assets at end of period (000 omitted)                         $    81,501        $87,344   $  67,678   $  48,476   $  22,076
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                          $      0.09        $  0.54   $    0.55   $    0.59   $    0.52
   Ratios (to average net assets):
    Expenses##                                                           1.28%+         1.31%+      1.18%       1.08%       1.33%
    Net investment income                                                5.07%+         5.03%+      5.69%       6.06%       5.87%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                                   Alabama Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                     Six Months          Year Ended March 31,
                                                                          Ended   -------------------------------------
                                                                  September 30,
                                                                           1997        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                        Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.48      $ 10.52    $  10.34    $  10.27
                                                                    ----------     -------    ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.23      $  0.47    $   0.46    $   0.47
 Net realized and unrealized gain (loss) on
  investments                                                            0.71         0.04        0.18        0.09
                                                                    ----------     -------    ---------   ---------
  Total from investment operations                                  $    0.94      $  0.51    $   0.64    $   0.56
                                                                    ----------     -------    ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.59)     $ (0.47)   $  (0.46)   $  (0.46)
 From net realized gain on investments                                     --        (0.08)         --          --
 In excess of net realized gain on investments                             --           --          --       (0.03)
                                                                    ----------     -------    ---------   ---------
  Total distributions declared to shareholders                      $   (0.59)     $ (0.55)   $  (0.46)   $  (0.49)
                                                                    ----------     -------    ---------   ---------
Net asset value - end of period                                     $   10.83      $ 10.48    $  10.52    $  10.34
                                                                    ----------     -------    ---------   ---------
Total return                                                             5.65%++      4.98%       6.25%       5.64%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.84%+       1.90%       1.96%       1.97%
 Net investment income                                                   4.38%+       4.48%       4.34%       4.63%
Portfolio turnover                                                         12%          22%         37%         30%
Net assets at end of period (000 omitted)                           $   7,093      $ 7,281    $  6,139    $  4,396
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.23      $    --    $     --    $     --
   Ratios (to average net assets):
    Expenses##                                                           1.87%+         --          --          --
    Net investment income                                                4.35%+         --          --          --



------------------------------------------------------------------------------------------
                                                                  Two Months        Period
                                                                       Ended         Ended
                                                                   March 31,   January 31,
                                                                        1994        1994**
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.98     $   10.93
                                                                   ---------     ----------
Income from investment operations# -
 Net investment income[sec]                                        $    0.08     $    0.18
 Net realized and unrealized gain (loss) on
  investments                                                          (0.71)         0.07
                                                                   ---------     ----------
  Total from investment operations                                 $   (0.63)    $    0.25
                                                                   ---------     ----------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.08)    $   (0.18)
 From net realized gain on investments                                    --         (0.02)
 In excess of net realized gain on investments                            --            --
                                                                   ---------     ----------
  Total distributions declared to shareholders                     $   (0.08)    $   (0.20)
                                                                   ---------     ----------
Net asset value - end of period                                    $   10.27     $   10.98
                                                                   ---------     ----------
Total return                                                           (5.79)%++      2.29%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             2.01%+        1.98%+
 Net investment income                                                  4.30%+        3.98%+
Portfolio turnover                                                        4%            12%
Net assets at end of period (000 omitted)                          $   2,849     $   2,269
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      --     $      --
   Ratios (to average net assets):
    Expenses##                                                            --            --
    Net investment income                                                 --            --

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                                      Arkansas Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months              Year Ended March 31,
                                                                              Ended      ---------------------------------
                                                                      September 30,
                                                                               1997           1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------
                                                                        (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
                                                                            Class A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $   9.72       $   9.75    $   9.66    $   9.69
                                                                           ---------      --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                                $   0.25       $   0.50    $   0.50    $   0.53
 Net realized and unrealized gain (loss) on investments                        0.35          (0.03)       0.09        0.02
                                                                           ---------      --------    --------    --------
  Total from investment operations                                         $   0.60       $   0.47    $   0.59    $   0.55
                                                                           ---------      --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                                $  (0.25)      $  (0.50)   $  (0.50)   $  (0.53)
 From net realized gain on investments[dbldag][dbldag][dbldag]                   --             --          --          --
 In excess of net investment income[dbldag][dbldag]                           (0.00)            --          --          --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]           --             --          --       (0.05)
                                                                           ---------      --------    --------    --------
  Total distributions declared to shareholders                             $  (0.25)      $  (0.50)   $  (0.50)   $  (0.58)
                                                                           ---------      --------    --------    --------
Net asset value - end of period                                            $  10.07       $   9.72    $   9.75    $   9.66
                                                                           ---------      --------    --------    --------
Total return[dbldag]                                                           6.23%++        4.87%       6.19%       5.90%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                    0.90%+         0.92%       0.93%       0.75%
 Net investment income                                                         4.98%+         5.14%       5.10%       5.51%
Portfolio turnover                                                                9%             9%          6%         24%
Net assets at end of period (000 omitted)                                  $138,911       $144,263    $172,907    $187,105
 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, the per share distributions in excess of net investment income were
$0.003.
[dbldag][dbldag][dbldag]For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                   $   0.25       $     --    $     --    $   0.52
   Ratios (to average net assets):
    Expenses##                                                                 0.93%+           --          --        0.82%
    Net investment income                                                      4.95%+           --          --        5.43%



-------------------------------------------------------------------------------------------------------------------
                                                                          Two Months                       Period
                                                                               Ended      Year Ended        Ended
                                                                           March 31,     January 31,  January 31,
                                                                                1994            1994        1993*
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $     10.47        $   9.88    $    9.53
                                                                         -----------        --------    -----------
Income from investment operations# -
 Net investment income[sec]                                              $      0.09        $   0.56    $    0.58
 Net realized and unrealized gain (loss) on investments                        (0.77)           0.60         0.35
                                                                         -----------        --------    -----------
  Total from investment operations                                       $     (0.68)       $   1.16    $    0.93
                                                                         -----------        --------    -----------
Less distributions declared to shareholders -
 From net investment income                                              $     (0.08)       $  (0.55)   $   (0.58)
 From net realized gain on investments[dbldag][dbldag][dbldag]                    --           (0.00)          --
 In excess of net investment income[dbldag][dbldag]                            (0.02)          (0.02)          --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]            --           (0.00)          --
                                                                         -----------        --------    -----------
  Total distributions declared to shareholders                           $     (0.10)       $  (0.57)   $   (0.58)
                                                                         -----------        --------    -----------
Net asset value - end of period                                          $      9.69        $  10.47    $    9.88
                                                                         -----------        --------    -----------
Total return[dbldag]                                                           (6.61)%++       11.95%       10.11%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                     0.75%+          0.63%        0.16%+
 Net investment income                                                          5.21%+          5.30%        6.04%+
Portfolio turnover                                                                 1%              3%          10%
Net assets at end of period (000 omitted)                                $   195,042        $203,542    $ 124,644
 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, the per share distributions in excess of net investment income were
$0.003.
[dbldag][dbldag][dbldag]For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                 $      0.09        $   0.53    $    0.52
   Ratios (to average net assets):
    Expenses##                                                                  0.96%+          0.91%        0.75%+
    Net investment income                                                       5.01%+          5.01%        5.45%+

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                       Arkansas Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                          Six Months            Year Ended March 31,
                                                                               Ended     -----------------------------------
                                                                       September 30,
                                                                                1997         1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------
                                                                         (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                             Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $    9.72      $  9.75    $   9.65    $   9.69
                                                                           ----------     -------    ---------   ---------
Income from investment operations #-
 Net investment income[sec]                                                $    0.21      $  0.42    $   0.42    $   0.42
 Net realized and unrealized gain (loss) on investments                         0.35        (0.03)       0.10        0.01
                                                                           ----------     -------    ---------   ---------
  Total from investment operations                                         $    0.56      $  0.39    $   0.52    $   0.43
                                                                           ----------     -------    ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                                $   (0.21)     $ (0.42)   $  (0.42)   $  (0.42)
 From net realized gain on investments[dbldag][dbldag][dbldag]                    --           --          --          --
 In excess of net investment income[dbldag][dbldag]                            (0.00)          --          --          --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]            --           --          --       (0.05)
                                                                           ----------     -------    ---------   ---------
  Total distributions declared to shareholders                             $   (0.21)     $ (0.42)   $  (0.42)   $  (0.47)
                                                                           ----------     -------    ---------   ---------
Net asset value - end of period                                            $   10.07      $  9.72    $   9.75    $   9.65
                                                                           ----------     -------    ---------   ---------
Total return                                                                    5.85%++      4.05%       5.43%       4.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                     1.65%+       1.71%       1.76%       1.84%
 Net investment income                                                          4.25%+       4.34%       4.27%       4.40%
Portfolio turnover                                                                 9%           9%          6%         24%
Net assets at end of period (000 omitted)                                  $   7,623      $ 7,548    $  7,950    $  7,231
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, the period ended March 31, 1994, and the period ended January 31,
 1994, the per share distributions in excess of net investment income were $0.002, $0.002, and $0.004, respectively.
[dbldag][dbldag][dbldag]For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                   $    0.21      $    --    $     --    $   0.41
   Ratios (to average net assets):
    Expenses##                                                                  1.68%+         --          --        1.91%
    Net investment income                                                       4.22%+         --          --        4.33%



-------------------------------------------------------------------------------------------------------
                                                                         Two Months
                                                                              Ended       Period Ended
                                                                          March 31,        January 31,
                                                                               1994             1994**
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $   10.47          $   10.42
                                                                          ---------          ----------
Income from investment operations #-
 Net investment income[sec]                                               $    0.07          $    0.23
 Net realized and unrealized gain (loss) on investments                       (0.78)             (0.04)
                                                                          ---------          ----------
  Total from investment operations                                        $   (0.71)         $    0.19
                                                                          ---------          ----------
Less distributions declared to shareholders -
 From net investment income                                               $   (0.07)         $   (0.14)
 From net realized gain on investments[dbldag][dbldag][dbldag]                   --              (0.00)
 In excess of net investment income[dbldag][dbldag]                           (0.00)             (0.00)
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]           --              (0.00)
                                                                          ---------          ----------
  Total distributions declared to shareholders                            $   (0.07)         $   (0.14)
                                                                          ---------          ----------
Net asset value - end of period                                           $    9.69          $   10.47
                                                                          ---------          ----------
Total return                                                                  (6.81)%++           2.18%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                    1.82%+             1.75%+
 Net investment income                                                         4.11%+             3.87%+
Portfolio turnover                                                               1%                 3%
Net assets at end of period (000 omitted)                                 $   5,895          $   5,179
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, the period ended March 31, 1994, and the period ended January 31,
 1994, the per share distributions in excess of net investment income were $0.002, $0.002, and $0.004, respectively.
[dbldag][dbldag][dbldag]For the year ended January 31, 1994, the per share distributions from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                  $      0.07        $    0.12
   Ratios (to average net assets):
    Expenses##                                                                   2.02%+           3.44%+
    Net investment income                                                        3.91%+           2.18%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               California Fund
------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months             Year Ended March 31,
                                                                         Ended    --------------------------------------
                                                                 September 30,
                                                                          1997          1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $   5.47      $   5.52     $   5.41     $   5.47
                                                                      ---------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.14      $   0.30     $   0.30     $   0.31
 Net realized and unrealized gain (loss) on investments                   0.26         (0.05)        0.11        (0.05)
                                                                      ---------     --------     --------     --------
  Total from investment operations                                    $   0.40      $   0.25     $   0.41     $   0.26
                                                                      ---------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.14)     $  (0.30)    $  (0.30)    $  (0.31)
 From net realized gain on investments                                      --            --           --           --
 In excess of net investment income[dbldag][dbldag]                         --            --        (0.00)       (0.00)
 In excess of net realized gain on investments                              --            --           --        (0.01)
                                                                      ---------     --------     --------     --------
  Total distributions declared to shareholders                        $  (0.14)     $  (0.30)    $  (0.30)    $  (0.32)
                                                                      ---------     --------     --------     --------
Net asset value - end of period                                       $   5.73      $   5.47     $   5.52     $   5.41
                                                                      ---------     --------     --------     --------
Total return[dbldag]                                                      7.47%++       4.55%        7.86%        4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               0.65%+        0.66%        0.66%        0.69%
 Net investment income                                                    5.13%+        5.36%        5.48%        5.80%
Portfolio turnover                                                          30%           78%          69%          57%
Net assets at end of period (000 Omitted)                             $227,798      $232,612     $259,817     $272,161
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995. The Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0049 and $0.0027, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.14      $   0.29     $   0.29     $   0.30
   Ratios (to average net assets):
    Expenses##                                                            0.80%+        0.81%        0.81%        0.84%
    Net investment income                                                 4.98%+        5.21%        5.33%        5.65%



------------------------------------------------------------------------------------------------
                                                                     Two Months  Eleven Months
                                                                          Ended          Ended
                                                                      March 31,    January 31,
                                                                           1994           1994
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $      5.95       $   5.88
                                                                    -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                         $      0.05       $   0.30
 Net realized and unrealized gain (loss) on investments                   (0.48)          0.14
                                                                    -----------       ---------
  Total from investment operations                                  $     (0.43)      $   0.44
                                                                    -----------       ---------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.04)      $  (0.29)
 From net realized gain on investments                                       --          (0.07)
 In excess of net investment income[dbldag][dbldag]                       (0.01)         (0.01)
 In excess of net realized gain on investments                               --             --
                                                                    -----------       ---------
  Total distributions declared to shareholders                      $     (0.05)      $  (0.37)
                                                                    -----------       ---------
Net asset value - end of period                                     $      5.47       $   5.95
                                                                    -----------       ---------
Total return[dbldag]                                                      (7.21)%++       7.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.68%+         0.60%+
 Net investment income                                                     5.27%+         4.99%+
Portfolio turnover                                                           8%             38%
Net assets at end of period (000 Omitted)                           $   313,790       $356,419
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995. The Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were
$0.0049 and $0.0027, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $      0.05       $   0.29
   Ratios (to average net assets):
    Expenses##                                                             0.83%+         0.78%+
    Net investment income                                                  5.12%+         4.82%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------
                                                             California Fund
-------------------------------------------------------------------------------------------------------
Year Ended February 28,                                                 1993         1992         1991
-------------------------------------------------------------------------------------------------------
                                                                     Class A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   5.42     $   5.26    $    5.19
                                                                    --------     --------    ---------
Income from investment operations -
 Net investment income[sec]                                         $   0.34     $   0.35    $    0.33
 Net realized and unrealized gain (loss) on investments                 0.47         0.20         0.07
                                                                    --------     --------    ---------
  Total from investment operations                                  $   0.81     $   0.55    $    0.40
                                                                    --------     --------    ---------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.34)    $  (0.37)   $   (0.33)
 From net realized gain on investments                                 (0.01)       (0.02)          --
                                                                    --------     --------    ---------
  Total distributions declared to shareholders                      $  (0.35)    $  (0.39)   $   (0.33)
                                                                    --------     --------    ---------
Net asset value - end of period                                     $   5.88     $   5.42    $    5.26
                                                                    --------     --------    ---------
Total return[dbldag]                                                   15.55%       10.69%        8.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               0.39%        0.40%        0.87%
 Net investment income                                                  6.18%        6.53%        6.39%
Portfolio turnover                                                        64%          73%         102%
Net assets at end of period (000 omitted)                           $272,179     $177,291    $  84,551
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.32
   Ratios (to average net assets):
    Expenses                                                            0.77%
    Net investment income                                               5.80%



----------------------------------------------------------------------------------------------------------
                                                                          1990          1989        1988
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    5.06     $    5.08     $  5.38
                                                                     ---------     ---------     ---------
Income from investment operations -
 Net investment income[sec]                                          $    0.33     $    0.32     $  0.31
 Net realized and unrealized gain (loss) on investments                   0.13         (0.02)      (0.29)
                                                                     ---------     ---------     ---------
  Total from investment operations                                   $    0.46     $   (0.30)    $  0.02
                                                                     ---------     ---------     ---------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.33)    $   (0.32)    $ (0.31)
 From net realized gain on investments                                      --            --       (0.01)
                                                                     ---------     ---------     ---------
  Total distributions declared to shareholders                       $   (0.33)    $   (0.32)    $ (0.32)
                                                                     ---------     ---------     ---------
Net asset value - end of period                                      $    5.19     $    5.06     $  5.08
                                                                     ---------     ---------     ---------
Total return[dbldag]                                                      9.28%         6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                 1.00%         1.28%       1.20%
 Net investment income                                                    6.35%         6.35%       6.33%
Portfolio turnover                                                         243%          188%        240%
Net assets at end of period (000 omitted)                            $  68,879     $  59,212     $59,479
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.33    $      --     $      --     $      --
   Ratios (to average net assets):
    Expenses                                                            0.79%          --            --            --
    Net investment income                                               6.14%          --            --            --


See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                              California Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                   Six Months             Year Ended March 31,
                                                                        Ended     -------------------------------------
                                                                September 30,
                                                                         1997          1997        1996         1995
-----------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $    5.47       $  5.52   $    5.41   $     5.47
                                                                    ----------      -------   ---------   ------------
Income from investment operations# -
 Net investment income[sec]                                         $    0.12       $  0.25   $    0.26   $     0.25
 Net realized and unrealized gain (loss) on investments                  0.26         (0.05)       0.11        (0.05)
                                                                    ----------      -------   ---------   ------------
  Total from investment operations                                  $    0.38       $ (0.20)  $    0.37   $     0.20
                                                                    ----------      -------   ---------   ------------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.12)      $ (0.25)  $   (0.26)  $    (0.25)
 From net realized gain on investments                                     --            --          --           --
 In excess of net investment income[dbldag][dbldag]                        --            --       (0.00)          --
 In excess of net realized gain on investments                             --            --          --        (0.01)
                                                                    ----------      -------   ---------   ------------
Total distributions declared to shareholders                        $   (0.12)      $ (0.25)  $   (0.26)  $    (0.26)
                                                                    ----------      -------   ---------   ------------
Net asset value - end of period                                     $    5.73       $  5.47   $    5.52   $     5.41
                                                                    ----------      -------   ---------   ------------
Total return                                                             7.03%++       3.64%       6.93%        3.73%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.47%+        1.54%       1.54%        1.76%
 Net investment income                                                   4.31%+        4.48%       4.59%        4.72%
Portfolio turnover                                                         30%           78%         69%          57%
Net assets at end of period (000 omitted)                           $  39,955       $36,694   $  34,675   $   29,057
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.0041, $0.002, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.12       $  0.24   $    0.24   $     0.04
   Ratios (to average net assets):
    Expenses##                                                           1.62%+        1.69%       1.91%        1.83%+
    Net investment income                                                4.16%+        4.33%       4.57%        4.04%+



---------------------------------------------------------------------------------------------
                                                                Two Months             Period
                                                                     Ended              Ended
                                                                 March 31,        January 31,
                                                                      1994             1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $      5.95      $    6.02
                                                                   -----------      ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.04      $    0.10
 Net realized and unrealized gain (loss) on investments                  (0.48)            --
                                                                   -----------      ----------
  Total from investment operations                                 $     (0.44)     $    0.10
                                                                   -----------      ----------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.04)     $   (0.10)
 From net realized gain on investments                                      --          (0.07)
 In excess of net investment income[dbldag][dbldag]                      (0.00)         (0.00)
 In excess of net realized gain on investments                              --             --
                                                                   -----------      ----------
Total distributions declared to shareholders                       $     (0.04)     $   (0.17)
                                                                   -----------      ----------
Net asset value - end of period                                    $      5.47      $    5.95
                                                                   -----------      ----------
Total return                                                             (7.38)%++       1.68%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.69%+         1.60%+
 Net investment income                                                    4.18%+         3.64%+
Portfolio turnover                                                          8%             38%
Net assets at end of period (000 omitted)                          $    21,252      $  19,360
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.0041, $0.002, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.09      $      --
   Ratios (to average net assets):
    Expenses##                                                            1.81%+           --
    Net investment income                                                 3.43%+           --

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                                                              California Fund
--------------------------------------------------------------------------------------------------------------------
                                                                   Six Months            Year Ended March 31,
                                                                        Ended      ---------------------------------
                                                                September 30,
                                                                         1997         1997       1996        1995
--------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------
                                                                      Class C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $    5.48      $  5.53   $   5.42    $   5.48
                                                                    ----------     -------   ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.12      $  0.24   $   0.25    $   0.26
 Net realized and unrealized gain (loss) on investments                  0.26        (0.05)      0.11       (0.06)
                                                                    ----------     -------   ---------   ---------
  Total from investment operations                                  $    0.38      $  0.19   $   0.36    $   0.20
                                                                    ----------     -------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.12)     $ (0.24)  $  (0.25)   $  (0.25)
 In excess of net investment income[dbldag][dbldag]                        --           --      (0.00)         --
 In excess of net realized gain on investments                             --           --         --       (0.01)
                                                                    ----------     -------   ---------   ---------
  Total distributions declared to shareholders                      $   (0.12)     $ (0.24)  $  (0.25)   $  (0.26)
                                                                    ----------     -------   ---------   ---------
Net asset value - end of period                                     $    5.74      $  5.48   $   5.53    $   5.42
                                                                    ----------     -------   ---------   ---------
Total return                                                             6.92%++      3.51%      6.77%       3.79%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.65%+       1.66%      1.67%       1.69%
 Net investment income                                                   4.14%+       4.37%      4.47%       4.79%
Portfolio turnover                                                         30%          78%        69%         57%
Net assets at end of period (000 omitted)                           $   4,016      $ 3,856   $  4,353    $  3,858
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.004, $0.001, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.11      $  0.23   $   0.24    $   0.25
   Ratios (to average net assets):
    Expenses##                                                           1.80%+       1.81%      1.82%       1.84%
    Net investment income                                                3.99%+       4.22%      4.32%       4.64%



--------------------------------------------------------------------------------------------
                                                                    Two Months        Period
                                                                         Ended         Ended
                                                                     March 31,   January 31,
                                                                          1994       1994***
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $      5.95     $    5.89
                                                                   -----------     ----------
Income from investment operations# -
 Net investment income[sec]                                        $      0.03     $    0.01
 Net realized and unrealized gain (loss) on investments                  (0.46)         0.06
                                                                   -----------     ----------
  Total from investment operations                                 $     (0.43)    $    0.07
                                                                   -----------     ----------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.04)    $   (0.01)
 In excess of net investment income[dbldag][dbldag]                      (0.00)        (0.00)
 In excess of net realized gain on investments                              --            --
                                                                   -----------     ----------
  Total distributions declared to shareholders                     $     (0.04)    $   (0.01)
                                                                   -----------     ----------
Net asset value - end of period                                    $      5.48     $    5.95
                                                                   -----------     ----------
Total return                                                             (7.22)%++      1.25%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.64%+        2.02%+
 Net investment income                                                    3.92%+        1.78%+
Portfolio turnover                                                          8%            38%
Net assets at end of period (000 omitted)                          $     1,701     $     917
***For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1996, the two months ended March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.004, $0.001, and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.03     $      --
   Ratios (to average net assets):
    Expenses##                                                            1.80%+        3.53%+
    Net investment income                                                 3.77%+        0.27%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------
                                                      Florida Fund
---------------------------------------------------------------------------------------------------------
                                                        Six Months          Year Ended March 31,
                                                             Ended   ------------------------------------
                                                     September 30,
                                                              1997          1997       1996        1995
---------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                           Class A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
each period):
Net asset value - beginning of period                    $    9.64       $  9.82   $   9.60    $   9.65
                                                         ----------      -------   ---------   ---------
Income from investment operations# -
 Net investment income[sec]                              $    0.25       $  0.51   $   0.52    $   0.54
 Net realized and unrealized gain (loss) on
  investments                                                 0.36         (0.18)      0.22        0.02
                                                         ----------      -------   ---------   ---------
  Total from investment operations                       $    0.61       $  0.33   $   0.74    $   0.56
                                                         ----------      -------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                              $   (0.25)      $ (0.51)  $  (0.52)   $  (0.54)
 From net realized gain on investments                          --            --         --       (0.04)
 In excess of net investment income[dbldag][dbldag]          (0.00)           --      (0.00)         --
 In excess of net realized gain on investments                  --            --         --       (0.03)
                                                         ----------      -------   ---------   ---------
  Total distributions declared to
    shareholders                                         $   (0.25)      $ (0.51)  $  (0.52)   $  (0.61)
                                                         ----------      -------   ---------   ---------
Net asset value - end of period                          $   10.00       $  9.64   $   9.82    $   9.60
                                                         ----------      -------   ---------   ---------
Total return[dbldag]                                          6.41%++       3.43%      7.81%       6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                   0.83%+        0.86%      0.86%       0.60%
 Net investment income                                        5.06%+        5.26%      5.26%       5.75%
Portfolio turnover                                               9%           24%        56%        131%
Net assets at end of period (000 omitted)                $  78,596       $80,342   $ 87,553    $ 89,894
 *For the period from the commencement of the Fund's offering of Class A shares, February 3, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003 and $0.0015, respectively.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                 $    0.25       $    --   $   0.52    $   0.52
   Ratios (to average net assets):
    Expenses##                                                0.86%+          --       0.90%       0.83%
    Net investment income                                     5.03%+          --       5.22%       5.52%



------------------------------------------------------------------------------------------------
                                                         Two Months                       Period
                                                              Ended      Year Ended        Ended
                                                          March 31,     January 31,  January 31,
                                                               1994            1994        1993*
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
each period):
Net asset value - beginning of period                   $     10.63        $   9.89    $    9.53
                                                        -----------        --------    -----------
Income from investment operations# -
 Net investment income[sec]                             $      0.09        $   0.57    $    0.58
 Net realized and unrealized gain (loss) on
  investments                                                 (0.98)           0.86         0.36
                                                        -----------        --------    -----------
  Total from investment operations                      $     (0.89)       $   1.43    $    0.94
                                                        -----------        --------    -----------
Less distributions declared to shareholders -
 From net investment income                             $     (0.08)       $  (0.57)   $   (0.58)
 From net realized gain on investments                           --           (0.11)          --
 In excess of net investment income[dbldag][dbldag]           (0.01)          (0.01)          --
 In excess of net realized gain on investments                   --              --           --
                                                        -----------        --------    -----------
  Total distributions declared to
    shareholders                                        $      0.09        $  (0.69)   $   (0.58)
                                                        -----------        --------    -----------
Net asset value - end of period                         $      9.65        $  10.63    $    9.89
                                                        -----------        --------    -----------
Total return[dbldag]                                          (8.39)%++       14.71%       10.28%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                    0.77%+          0.49%        0.05%+
 Net investment income                                         5.15%+          5.42%        6.27%+
Portfolio turnover                                               19%             53%          54%
Net assets at end of period (000 omitted)                   108,579        $124,131    $  74,329
 *For the period from the commencement of the Fund's offering of Class A shares, February 3, 1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003 and $0.0015, respectively.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                $      0.08        $   0.52    $    0.51
   Ratios (to average net assets):
    Expenses##                                                 1.12%+          0.93%        0.81%+
    Net investment income                                      4.80%+          4.97%        5.51%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                                 Florida Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                   Six Months             Year Ended March 31,
                                                                        Ended     -------------------------------------
                                                                September 30,
                                                                         1997           1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  9.64        $  9.82    $    9.60   $    9.64
                                                                      ---------      -------    ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                           $  0.21        $  0.43    $    0.43   $    0.43
 Net realized and unrealized gain (loss) on
  investments                                                            0.35          (0.18)        0.22        0.04
                                                                      ---------      -------    ---------   ---------
  Total from investment operations                                    $  0.56        $  0.25    $    0.65   $    0.47
                                                                      ---------      -------    ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.21)       $ (0.43)   $   (0.43)  $   (0.44)
 From net realized gain on investments                                     --             --           --       (0.04)
 In excess of net investment income[dbldag][dbldag]                     (0.00)            --        (0.00)         --
 In excess of net realized gain on investments                             --             --           --       (0.03)
                                                                      ---------      -------    ---------   ---------
  Total distributions declared to shareholders                        $ (0.21)       $ (0.43)   $   (0.43)  $   (0.51)
                                                                      ---------      -------    ---------   ---------
Net asset value - end of period                                       $  9.99        $  9.64    $    9.82   $    9.60
                                                                      ---------      -------    ---------   ---------
Total return                                                             5.88++         2.56%        6.88%       5.06%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.60%+         1.72%        1.74%       1.68%
 Net investment income                                                   4.25%+         4.40%        4.36%       4.63%
Portfolio turnover                                                          9%            24%          56%        131%
Net assets at end of period (000 omitted)                             $15,743        $14,701    $  14,448   $  12,667
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003 and $0.0012, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $  0.21        $    --    $    0.43   $    0.41
   Ratios (to average net assets):
    Expenses##                                                           1.63%+           --         1.78%       1.91%
    Net investment income                                                4.22%+           --         4.33%       4.40%



--------------------------------------------------------------------------------------------
                                                                    Two Months        Period
                                                                         Ended         Ended
                                                                     March 31,   January 31,
                                                                          1994        1994**
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     10.62       $ 10.69
                                                                   -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.07       $  0.18
 Net realized and unrealized gain (loss) on
  investments                                                            (0.98)         0.03
                                                                   -----------       ---------
  Total from investment operations                                 $     (0.91)      $  0.21
                                                                   -----------       ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.06)      $ (0.17)
 From net realized gain on investments                                      --         (0.10)
 In excess of net investment income[dbldag][dbldag]                      (0.01)        (0.01)
 In excess of net realized gain on investments                              --            --
                                                                   -----------       ---------
  Total distributions declared to shareholders                     $     (0.07)      $ (0.28)
                                                                   -----------       ---------
Net asset value - end of period                                    $      9.64       $ 10.62
                                                                   -----------       ---------
Total return                                                             (8.55)%++      4.87%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.82%+        1.64%+
 Net investment income                                                    4.08%+        3.82%+
Portfolio turnover                                                          19%           53%
Net assets at end of period (000 omitted)                          $     7,995       $ 7,244
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0003 and $0.0012, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $      0.06       $  0.16
   Ratios (to average net assets):
    Expenses##                                                            2.17%+        2.09%+
    Net investment income                                                 3.72%+        3.38%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------
                                                                Georgia Fund
---------------------------------------------------------------------------------------------------------------------
                                                                  Six Months             Year Ended March 31,
                                                                       Ended      -----------------------------------
                                                               September 30,
                                                                        1997          1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
                                                                 (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                                     Class A
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   10.38       $ 10.47    $  10.35    $  10.38
                                                                   ----------      -------    ---------   ---------
Income from investment operations# -
 Net investment income[sec]                                        $    0.28       $  0.56    $   0.54    $   0.57
 Net realized and unrealized gain (loss) on investments                 0.48         (0.10)       0.12          --
                                                                   ----------      -------    ---------   ---------
  Total from investment operations                                 $    0.76       $  0.46    $   0.66    $   0.57
                                                                   ----------      -------    ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.28)      $ (0.55)   $  (0.54)   $  (0.56)
 From net realized gain on investments                                    --            --          --       (0.01)
 In excess of net investment income[dbldag][dbldag]                    (0.00)           --       (0.00)         --
 In excess of net realized gain on investments                            --            --          --       (0.03)
                                                                   ----------      -------    ---------   ---------
  Total distributions declared to shareholders                     $   (0.28)      $ (0.55)   $  (0.54)   $  (0.60)
                                                                   ----------      -------    ---------   ---------
Net asset value - end of period                                    $   10.86       $ 10.38    $  10.47    $  10.35
                                                                   ----------      -------    ---------   ---------
Total return[dbldag]                                                    7.38%++       4.47%       6.48%       5.65%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.05%+        1.03%       1.17%       1.14%
 Net investment income                                                  5.20%+        5.34%       5.11%       5.50%
Portfolio turnover                                                        11%           27%         65%         56%
Net assets at end of period (000 omitted)                          $  60,641       $59,843    $ 68,183    $ 74,432
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0004 and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $    0.27       $  0.55    $   0.53    $   0.56
   Ratios (to average net assets):
    Expenses##                                                          1.15%+        1.10%       1.27%       1.24%
    Net investment income                                               5.10%+        5.27%       5.01%       5.40%



------------------------------------------------------------------------------
                                                                   Two Months
                                                                        Ended
                                                                    March 31,
                                                                         1994
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $     11.30
                                                                  -----------
Income from investment operations# -
 Net investment income[sec]                                       $      0.09
 Net realized and unrealized gain (loss) on investments                 (0.92)
                                                                  -----------
  Total from investment operations                                $     (0.83)
                                                                  -----------
Less distributions declared to shareholders -
 From net investment income                                       $     (0.06)
 From net realized gain on investments                                     --
 In excess of net investment income[dbldag][dbldag]                     (0.03)
 In excess of net realized gain on investments                             --
                                                                  -----------
  Total distributions declared to shareholders                    $     (0.09)
                                                                  -----------
Net asset value - end of period                                   $     10.38
                                                                  -----------
Total return[dbldag]                                                    (7.34)%++
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                                              1.18%+
 Net investment income                                                   5.05%+
Portfolio turnover                                                         5%
Net assets at end of period (000 omitted)                         $    85,878
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0004 and $0.003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                          $      0.09
   Ratios (to average net assets):
    Expenses##                                                           1.28%+
    Net investment income                                                4.95%+

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------------
                                                                Georgia Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended January 31,
                                                                ----------------------------------------------------------------
                                                                        1994          1993        1992        1991        1990
--------------------------------------------------------------------------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 10.57     $   10.22   $    9.83   $    9.73   $    9.73
                                                                     -------     ---------   ---------   ---------   ---------
Income from investment operations -
 Net investment income[sec]                                          $  0.57     $    0.58   $    0.61   $    0.63   $    0.66
 Net realized and unrealized gain (loss) on investments                 0.75          0.38        0.46        0.12        0.02
                                                                     -------     ---------   ---------   ---------   ---------
  Total from investment operations                                   $  1.32     $    0.96   $    1.07   $    0.75   $    0.68
                                                                     -------     ---------   ---------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.55)    $   (0.60)  $   (0.66)  $   (0.63)  $   (0.66)
 From net realized gain on investments                                 (0.01)        (0.01)      (0.02)      (0.02)      (0.02)
 In excess of net investment income                                    (0.03)           --          --          --          --
                                                                     -------     ---------   ---------   ---------   ---------
  Total distributions declared to shareholders                       $ (0.59)    $   (0.61)  $   (0.68)  $   (0.65)  $   (0.68)
                                                                     -------     ---------   ---------   ---------   ---------
Net asset value - end of period                                      $ 11.30     $   10.57   $   10.22   $    9.83   $    9.73
                                                                     -------     ---------   ---------   ---------   ---------
Total return[dbldag]                                                   12.71%         9.56%      11.29%       8.06%       7.19%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                               1.21%         1.08%       0.99%       0.74%       0.42%
 Net investment income                                                  5.10%         5.75%       6.08%       6.46%       6.72%
Portfolio turnover                                                        14%           27%         36%         71%         99%
Net assets at end of period (000 omitted)                            $94,407     $  64,649   $  47,869   $  29,214   $  12,628
*For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
+Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                             $  0.56     $    0.57   $    0.60   $    0.59   $    0.57
   Ratios (to average net assets):
    Expenses                                                            1.31%         1.18%       1.09%       1.11%       1.31%
    Net investment income                                               5.00%         5.65%       5.98%       6.09%       5.83%



---------------------------------------------------------------------------
                                                               Period Ended
                                                                January 31,
                                                                      1989*
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.53
                                                                    ---------
Income from investment operations -
 Net investment income[sec]                                         $  0.32
 Net realized and unrealized gain (loss) on investments                0.14
                                                                    ---------
  Total from investment operations                                  $  0.46
                                                                    ---------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.26)
 From net realized gain on investments                                   --
 In excess of net investment income                                      --
                                                                    ---------
  Total distributions declared to shareholders                      $ (0.26)
                                                                    ---------
Net asset value - end of period                                     $  9.73
                                                                    ---------
Total return[dbldag]                                                   7.57%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.40%+
 Net investment income                                                 6.18%+
Portfolio turnover                                                       --
Net assets at end of period (000 omitted)                           $ 4,383
*For the period from the commencement of the Fund's investment operations, June 6, 1988, through January 31, 1989.
+Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $  0.29
   Ratios (to average net assets):
    Expenses                                                           1.07%+
    Net investment income                                              5.51%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                                 Georgia Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                   Six Months             Year Ended March 31,
                                                                        Ended     -------------------------------------
                                                                September 30,
                                                                         1997         1997          1996        1995
-----------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.38      $ 10.47     $   10.36    $  10.38
                                                                    ----------     -------     ---------    ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.24      $  0.47     $    0.45    $   0.47
 Net realized and unrealized gain (loss) on investments                  0.48        (0.09)         0.12        0.02
                                                                    ----------     -------     ---------    ---------
  Total from investment operations                                  $    0.72      $  0.38     $    0.57    $   0.49
                                                                    ----------     -------     ---------    ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.24)     $ (0.47)    $   (0.46)   $  (0.47)
 From net realized gain on investments                                     --           --            --       (0.01)
 In excess of net investment income[dbldag][dbldag]                     (0.00)          --         (0.00)         --
 In excess of net realized gain on investments                             --           --            --       (0.03)
                                                                    ----------     -------     ---------    ---------
  Total distributions declared to shareholders                      $   (0.24)     $ (0.47)    $   (0.46)   $  (0.51)
                                                                    ----------     -------     ---------    ---------
Net asset value - end of period                                     $   10.86      $ 10.38     $   10.47    $  10.36
                                                                    ----------     -------     ---------    ---------
Total return                                                             6.98%++      3.63%         5.52%       4.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.80%+       1.83%         2.00%       1.96%
 Net investment income                                                   4.45%+       4.53%         4.27%       4.66%
Portfolio turnover                                                         11%          27%           65%         56%
Net assets at end of period (000 omitted)                           $  10,731      $ 9,995     $  10,205    $  8,695
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0004 and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.24      $  0.47     $      --    $     --
   Ratios (to average net assets):
    Expenses##                                                           1.90%+       1.90%           --          --
    Net investment income                                                4.35%+       4.46%           --          --



---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended  Period Ended
                                                                     March 31,   January 31,
                                                                          1994        1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     11.30       $ 11.26
                                                                   -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.07       $  0.19
 Net realized and unrealized gain (loss) on investments                  (0.91)         0.05
                                                                   -----------       ---------
  Total from investment operations                                 $     (0.84)      $  0.24
                                                                   -----------       ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.07)      $ (0.18)
 From net realized gain on investments                                      --         (0.01)
 In excess of net investment income[dbldag][dbldag]                      (0.01)        (0.01)
 In excess of net realized gain on investments                              --            --
                                                                   -----------       ---------
  Total distributions declared to shareholders                     $     (0.08)      $ (0.20)
                                                                   -----------       ---------
Net asset value - end of period                                    $     10.38       $ 11.30
                                                                   -----------       ---------
Total return                                                             (7.47)%++      5.34%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.99%+        1.97%+
 Net investment income                                                    4.17%+        3.83%+
Portfolio turnover                                                          5%            14%
Net assets at end of period (000 omitted)                          $     6,631       $ 5,766
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.0004 and $0.002, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --       $    --
   Ratios (to average net assets):
    Expenses##                                                              --            --
    Net investment income                                                   --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                 Maryland Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months               Year Ended March 31,
                                                                         Ended    ------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996           1995
----------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  10.89      $  11.04      $  10.94       $  10.89
                                                                      ---------     --------      --------       --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.28      $   0.57      $   0.57       $   0.59
 Net realized and unrealized gain (loss) on investments                   0.47         (0.16)         0.09           0.09
                                                                      ---------     --------      --------       --------
  Total from investment operations                                    $   0.75      $   0.41      $   0.66       $   0.68
                                                                      ---------     --------      --------       --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.28)     $  (0.56)     $  (0.56)      $  (0.59)
 From net realized gain on investments                                      --            --            --             --
 In excess of net investment income[dbldag][dbldag]                         --            --            --          (0.00)
 In excess of net realized gain on investments                              --            --            --          (0.04)
                                                                      ---------     --------      --------       --------
  Total distributions declared to shareholders                        $  (0.28)     $  (0.56)     $  (0.56)      $  (0.63)
                                                                      ---------     --------      --------       --------
Net asset value - end of period                                       $  11.36      $  10.89      $  11.04       $  10.94
                                                                      ---------     --------      --------       --------
Total return[dbldag]                                                      6.93%++       3.75%         6.17%          6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.06%+        1.12%         1.19%          1.21%
 Net investment income                                                    4.97%+        5.21%         5.10%          5.46%
Portfolio turnover                                                          10%           22%           15%            31%
Net assets at end of period (000 omitted)                             $127,052      $126,405      $139,297       $145,361
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.27      $   0.57     $      --       $     --
   Ratios (to average net assets):
    Expenses##                                                            1.16%+        1.19%           --             --
    Net investment income                                                 4.87%+        5.14%           --             --



---------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended    Year Ended
                                                                      March 31,   January 31,
                                                                           1994          1994
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     11.81      $  11.40
                                                                    -----------      --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.10      $   0.62
 Net realized and unrealized gain (loss) on investments                   (0.92)         0.53
                                                                    -----------      --------
  Total from investment operations                                  $     (0.82)     $   1.15
                                                                    -----------      --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.06)     $  (0.61)
 From net realized gain on investments                                       --         (0.07)
 In excess of net investment income[dbldag][dbldag]                       (0.04)        (0.04)
 In excess of net realized gain on investments                               --         (0.02)
                                                                    -----------      --------
  Total distributions declared to shareholders                      $     (0.10)     $  (0.74)
                                                                    -----------      --------
Net asset value - end of period                                     $     10.89      $  11.81
                                                                    -----------      --------
Total return[dbldag]                                                      (6.96)%++     10.27%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.23%+        1.25%
 Net investment income                                                     4.97%+        5.42%
Portfolio turnover                                                           1%            25%
Net assets at end of period (000 omitted)                           $   161,290      $173,419
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --      $     --
   Ratios (to average net assets):
    Expenses##                                                               --            --
    Net investment income                                                    --            --

See notes to financial statements

-------------------------------------------------------------------------------
                                                                Maryland Fund
-------------------------------------------------------------------------------
Year Ended January 31,                                                   1993
-------------------------------------------------------------------------------
                                                                      Class A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.20
                                                                     --------
Income from investment operations -
 Net investment income                                               $   0.67
 Net realized and unrealized gain (loss) on investments                  0.24
                                                                     --------
  Total from investment operations                                   $   0.91
                                                                     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.69)
 From net realized gain on investments                                  (0.02)
 Paid in capital                                                           --
                                                                     --------
  Total distributions declared to shareholders                       $  (0.71)
                                                                     --------
Net asset value - end of period                                      $  11.40
                                                                     --------
Total return[dbldag]                                                     8.34%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                                1.14%
 Net investment income                                                   6.13%
Portfolio turnover                                                          5%
Net assets at end of period (000 omitted)                            $145,794
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991       1990        1989        1988
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.97    $  10.79   $  10.76    $  10.62    $  11.20
                                                                   --------    --------   ---------   ---------   ---------
Income from investment operations -
 Net investment income                                             $   0.70    $   0.70   $   0.69    $   0.69    $   0.68
 Net realized and unrealized gain (loss) on investments                0.31        0.19       0.04        0.14       (0.57)
                                                                   --------    --------   ---------   ---------   ---------
  Total from investment operations                                 $   1.01    $   0.89   $   0.73    $   0.83    $   0.11
                                                                   --------    --------   ---------   ---------   ---------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.76)   $  (0.70)  $  (0.69)   $  (0.69)   $  (0.67)
 From net realized gain on investments                                (0.02)      (0.01)     (0.01)         --       (0.01)
 Paid in capital                                                         --          --         --          --       (0.01)
                                                                   --------    --------   ---------   ---------   ---------
  Total distributions declared to shareholders                     $  (0.78)   $  (0.71)  $  (0.70)   $  (0.69)   $  (0.69)
                                                                   --------    --------   ---------   ---------   ---------
Net asset value - end of period                                    $  11.20    $  10.97   $  10.79    $  10.76    $  10.62
                                                                   --------    --------   ---------   ---------   ---------
Total return[dbldag]                                                   9.55%       8.51%      6.90%       8.15%       1.25%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.16%       1.17%      1.18%       1.14%       1.10%
 Net investment income                                                 6.32%       6.45%      6.33%       6.52%       6.47%
Portfolio turnover                                                        9%         41%        58%         34%         13%
Net assets at end of period (000 omitted)                          $119,120    $101,742   $ 93,175    $ 84,380    $ 79,906
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                                Maryland Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months              Year Ended March 31,
                                                                        Ended     ---------------------------------------
                                                                September 30,
                                                                         1997          1997         1996          1995
-------------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.88       $ 11.03    $   10.93     $   10.88
                                                                    ----------      -------    ---------     ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.24       $  0.50    $    0.48     $    0.51
 Net realized and unrealized gain (loss) on investments                  0.47         (0.17)        0.10          0.09
                                                                    ----------      -------    ---------     ---------
  Total from investment operations                                  $    0.71       $  0.33    $    0.58     $    0.60
                                                                    ----------      -------    ---------     ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.24)      $ (0.48)   $   (0.48)    $   (0.51)
 From net realized gain on investments                                     --            --           --            --
 In excess of net investment income[dbldag][dbldag]                        --            --           --         (0.00)
 In excess of net realized gain on investments                             --            --           --         (0.04)
                                                                    ----------      -------    ---------     ---------
  Total distributions declared to shareholders                      $   (0.24)      $ (0.48)   $   (0.48)    $   (0.55)
                                                                    ----------      -------    ---------     ---------
Net asset value - end of period                                     $   11.35       $ 10.88    $   11.03     $   10.93
                                                                    ----------      -------    ---------     ---------
Total return                                                             6.58%++       3.03%        5.41%         5.75%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.71%+        1.82%        1.91%         1.93%
 Net investment income                                                   4.32%+        4.50%        4.36%         4.73%
Portfolio turnover                                                         10%           22%          15%           31%
Net assets at end of period (000 omitted)                           $  19,747       $17,379    $  13,694     $  11,168
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.24       $  0.49    $      --     $      --
   Ratios (to average daily net assets):
    Expenses##                                                           1.81%+        1.89%          --            --
    Net investment income                                                4.22%+        4.43%          --            --



---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended  Period Ended
                                                                     March 31,   January 31,
                                                                          1994        1994**
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     11.80       $ 11.88
                                                                   -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.08       $  0.22
 Net realized and unrealized gain (loss) on investments                  (0.91)        (0.01)
                                                                   -----------       ---------
  Total from investment operations                                 $     (0.83)      $  0.21
                                                                   -----------       ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.08)      $ (0.21)
 From net realized gain on investments                                      --         (0.05)
 In excess of net investment income[dbldag][dbldag]                      (0.01)        (0.01)
 In excess of net realized gain on investments                              --         (0.02)
                                                                   -----------       ---------
  Total distributions declared to shareholders                     $     (0.09)      $ (0.29)
                                                                   -----------       ---------
Net asset value - end of period                                    $     10.88       $ 11.80
                                                                   -----------       ---------
Total return                                                             (7.08)%++      4.45%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.95%+        1.81%+
 Net investment income                                                    4.19%+        4.23%+
Portfolio turnover                                                          1%            25%
Net assets at end of period (000 omitted)                          $     6,478       $ 5,345
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag][dbldag]For the year ended March 31, 1995, the per share distribution in excess of net investment income was $0.003.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --       $    --
   Ratios (to average daily net assets):
    Expenses##                                                              --            --
    Net investment income                                                   --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                            Massachusetts Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months               Year Ended March 31,
                                                                         Ended    ------------------------------------------
                                                                 September 30,
                                                                          1997          1997          1996           1995
----------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                       Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  10.86      $  10.98      $  10.84       $  10.90
                                                                      ---------     --------      --------       --------
Income from investment operations# -
 Net investment income[sec]                                           $   0.29      $   0.61      $   0.60       $   0.64
 Net realized and unrealized gain (loss) on investments                   0.43         (0.14)         0.14          (0.03)
                                                                      ---------     --------      --------       --------
  Total from investment operations                                    $   0.72      $   0.47      $   0.74       $   0.61
                                                                      ---------     --------      --------       --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.30)     $  (0.59)     $  (0.60)      $  (0.64)
 From net realized gain on investments                                      --            --            --          (0.02)
 In excess of net investment income[dbldag][dbldag]                      (0.00)           --         (0.00)            --
 In excess of net realized gain on investments                              --            --            --          (0.01)
                                                                      ---------     --------      --------       --------
  Total distributions declared to shareholders                        $  (0.30)     $  (0.59)     $  (0.60)      $  (0.67)
                                                                      ---------     --------      --------       --------
Net asset value - end of period                                       $  11.28      $  10.86      $  10.98       $  10.84
                                                                      ---------     --------      --------       --------
Total return[dbldag]                                                      6.66%++       4.39%         6.95%          5.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.05%+        1.12%         1.17%          1.17%
 Net investment income                                                    5.30%+        5.55%         5.44%          6.01%
Portfolio turnover                                                          13%           33%           31%            31%
Net assets at end of period (000 omitted)                             $237,594      $234,874      $249,497       $262,551
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.001 and $0.002, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.29      $   0.60     $      --       $     --
   Ratios (to average net assets):
    Expenses##                                                            1.15%+        1.19%           --             --
    Net investment income                                                 5.20%+        5.48%           --             --



---------------------------------------------------------------------------------------------
                                                                     Two Months
                                                                          Ended    Year Ended
                                                                      March 31,   January 31,
                                                                           1994          1994
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $     11.75      $  11.41
                                                                    -----------      --------
Income from investment operations# -
 Net investment income[sec]                                         $      0.11      $   0.64
 Net realized and unrealized gain (loss) on investments                   (0.85)         0.58
                                                                    -----------      --------
  Total from investment operations                                  $     (0.74)     $   1.22
                                                                    -----------      --------
Less distributions declared to shareholders -
 From net investment income                                         $     (0.07)     $  (0.64)
 From net realized gain on investments                                       --         (0.20)
 In excess of net investment income[dbldag][dbldag]                       (0.04)        (0.04)
 In excess of net realized gain on investments                               --            --
                                                                    -----------      --------
  Total distributions declared to shareholders                      $     (0.11)     $  (0.88)
                                                                    -----------      --------
Net asset value - end of period                                     $     10.90      $  11.75
                                                                    -----------      --------
Total return[dbldag]                                                      (6.34)%++     11.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                1.19%+        1.19%
 Net investment income                                                     5.64%+        5.71%
Portfolio turnover                                                           4%            30%
Net assets at end of period (000 omitted)                           $   277,748      $300,894
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment income were $0.001 and $0.002, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $        --      $     --
   Ratios (to average net assets):
    Expenses##                                                               --            --
    Net investment income                                                    --            --

See notes to financial statements

-----------------------------------------------------------------------------
                                                         Massachusetts Fund
-----------------------------------------------------------------------------
Year Ended January 31,                                                 1993
-----------------------------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.05
                                                                   --------
Income from investment operations -
 Net investment income                                             $   0.68
 Net realized and unrealized gain (loss) on investments                0.39
                                                                   --------
  Total from investment operations                                 $   1.07
                                                                   --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.71)
 From paid-in capital                                                    --
                                                                   --------
  Total distributions declared to shareholders                     $  (0.71)
                                                                   --------
Net asset value - end of period                                    $  11.41
                                                                   --------
Total return[dbldag]                                                  10.03%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.08%
 Net investment income                                                 6.33%
Portfolio turnover                                                       32%
Net assets at end of period (000 omitted)                          $270,778
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



-----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991        1990        1989        1988
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.68    $  10.58    $  10.65    $  10.60    $  11.25
                                                                   --------    --------    --------    --------    --------
Income from investment operations -
 Net investment income                                             $   0.73    $   0.71    $   0.72    $   0.72    $   0.71
 Net realized and unrealized gain (loss) on investments                0.43        0.11       (0.07)       0.05       (0.65)
                                                                   --------    --------    --------    --------    --------
  Total from investment operations                                 $   1.16    $   0.82    $   0.65    $   0.77    $   0.06
                                                                   --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.78)   $  (0.72)   $  (0.72)   $  (0.72)   $  (0.71)
 From paid-in capital                                                 (0.01)         --          --          --          --
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.79)   $  (0.72)   $  (0.72)   $  (0.72)   $  (0.71)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.05    $  10.68    $  10.58    $  10.65    $  10.60
                                                                   --------    --------    --------    --------    --------
Total return[dbldag]                                                  11.23%       8.12%       6.28%       7.65%       0.80%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                              1.06%       1.07%       1.10%       1.07%       1.04%
 Net investment income                                                 6.65%       6.74%       6.75%       6.90%       6.79%
Portfolio turnover                                                       51%         43%         52%         26%         27%
Net assets at end of period (000 omitted)                          $239,311    $213,679    $215,381    $212,763    $224,219
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                           Massachusetts Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                   Six Months             Year Ended March 31,
                                                                        Ended     -------------------------------------
                                                                September 30,
                                                                         1997          1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                      Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   10.87       $ 10.99    $   10.84    $  10.90
                                                                    ----------      -------    ---------    ---------
Income from investment operations# -
 Net investment income[sec]                                         $    0.26       $  0.53    $    0.52    $   0.55
 Net realized and unrealized gain (loss) on investments                  0.42         (0.13)        0.15       (0.02)
                                                                    ----------      -------    ---------    ---------
  Total from investment operations                                  $    0.68       $  0.40    $    0.67    $   0.53
                                                                    ----------      -------    ---------    ---------
Less distributions declared to shareholders -
 From net investment income                                         $   (0.26)      $ (0.52)   $   (0.52)   $  (0.56)
 From net realized gain on investments                                     --            --           --       (0.02)
 In excess of net investment income[dbldag][dbldag]                     (0.00)           --        (0.00)         --
 In excess of net realized gain on investments                             --            --           --       (0.01)
                                                                    ----------      -------    ---------    ---------
  Total distributions declared to shareholders                      $   (0.26)      $ (0.52)   $   (0.52)   $  (0.59)
                                                                    ----------      -------    ---------    ---------
Net asset value - end of period                                     $   11.29       $ 10.87    $   10.99    $  10.84
                                                                    ----------      -------    ---------    ---------
Total return[dbldag]                                                     6.31%++       3.66%        6.27%       5.13%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.70%+        1.81%        1.90%       1.89%
 Net investment income                                                   4.64%+        4.81%        4.71%       5.27%
Portfolio turnover                                                         13%           33%          51%         31%
Net assets at end of period (000 omitted)                           $  16,441       $15,204    $  11,316    $  8,676
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal year ending after September 1, 1995, the Fund's expenses are calculated without reduction of fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment investment income were $0.001 and $0.0013, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $    0.26       $  0.52    $      --    $     --
   Ratios (to average net assets):
    Expenses##                                                           1.80%+        1.88%          --          --
    Net investment income                                                4.54%+        4.74%          --          --



--------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended    Year Ended
                                                                     March 31,   January 31,
                                                                          1994        1994**
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     11.75       $ 11.91
                                                                   -----------       ---------
Income from investment operations# -
 Net investment income[sec]                                        $      0.09       $  0.23
 Net realized and unrealized gain (loss) on investments                  (0.85)         0.04
                                                                   -----------       ---------
  Total from investment operations                                 $     (0.76)      $  0.27
                                                                   -----------       ---------
Less distributions declared to shareholders -
 From net investment income                                        $     (0.09)      $ (0.22)
 From net realized gain on investments                                      --         (0.20)
 In excess of net investment income[dbldag][dbldag]                         --         (0.01)
 In excess of net realized gain on investments                              --            --
                                                                   -----------       ---------
  Total distributions declared to shareholders                     $     (0.09)      $ (0.43)
                                                                   -----------       ---------
Net asset value - end of period                                    $     10.90       $ 11.75
                                                                   -----------       ---------
Total return[dbldag]                                                     (6.46)%++      5.89%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.91%+        1.81%+
 Net investment income                                                    4.89%+        4.62%+
Portfolio turnover                                                          4%            30%
Net assets at end of period (000 omitted)                          $     4,993       $ 4,191
**For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal year ending after September 1, 1995, the Fund's expenses are calculated without reduction of fees paid indirectly.
 [dbldag][dbldag]For the six months ended September 30, 1997, and the year ended March 31, 1996, the per share distributions in excess of net investment investment income were $0.001 and $0.0013, respectively.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $        --       $    --
   Ratios (to average net assets):
    Expenses##                                                              --            --
    Net investment income                                                   --            --

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixteen Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund* (Alabama Fund), MFS Arkansas Municipal Bond Fund* (Arkansas Fund), MFS California Municipal Bond Fund* (California Fund), MFS Florida Municipal Bond Fund* (Florida Fund), MFS Georgia Municipal Bond Fund* (Georgia Fund), MFS Maryland Municipal Bond Fund* (Maryland Fund), MFS Massachusetts Municipal Bond Fund* (Massachusetts Fund), MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. Each Fund, except MFS Municipal Income Fund, is non-diversified.

The Funds denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal, political, and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts, or contracts on related options, for purposes other than hedging may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - Each Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At March 31, 1997, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                       Arkansas      California        Florida        Georgia       Maryland   Massachusetts
Expiration Date            Fund            Fund           Fund           Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------
March 31, 2002       $       --     $   277,504     $       --     $       --     $       --      $       --
March 31, 2003               --      10,212,078      5,923,777      2,089,918             --       3,052,342
March 31, 2004        2,618,347         403,290             --      1,339,129      4,231,087       1,732,935
March 31, 2005          215,971         588,165      1,290,661             --      1,055,172         405,182
                     -----------    ------------    -----------    -----------    -----------     -----------
 Total               $2,834,318     $11,481,037     $7,214,438     $3,429,047     $5,286,259      $5,190,459
                     -----------    ------------    -----------    -----------    -----------     -----------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                 First $1 billion            0.0150%
                 Next $1 billion             0.0125%
                 Next $1 billion             0.0100%
                 In excess of $3 billion     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the period ended September 30, 1997, is a net periodic pension expense for each Fund, as follows:

                 Alabama   Arkansas     California     Florida     Georgia     Maryland     Massachusetts
                    Fund       Fund           Fund        Fund        Fund         Fund              Fund
---------------------------------------------------------------------------------------------------------
                  $2,396     $2,136         $1,038      $2,137      $2,770       $2,794            $2,845

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,050, $10,969, $20,093, $4,325, $7,997, $20,523, and $16,823 as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, for the period ended September 30, 1997.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:


Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to

MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund, respectively. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $28,080, $16,325, $9,697, $24,043 and $82,631 for the Alabama,
Arkansas, Georgia, Maryland, and Massachusetts Funds, for the period ended September 30, 1997. Payments of the 0.10% per annum distribution fee will commence on such date as the Trustees may determine for the Alabama, Arkansas, and Georgia Funds. Payments of the 0.35% per annum distribution and service fee by the California and Florida Funds will commence on such date as the Trustees may determine. In the case of the Arkansas Fund, 0.10% of the service fee is currently being paid by the Fund; payment of the remaining portion of the service fee will become payable on such date as the Trustees may determine. Fees incurred under the distribution plan during the period ended September 30, 1997, were 0.25%, 0.10%, 0%, 0%, 0.25%, 0.35% and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. Except in the case of the 0.25% per annum first year service fee, payments by the California and Florida Funds will commence on such date as the Trustees of the Trust may determine. In the case of the Arkansas Fund, except in the case of the up to 0.25% per annum first year service fee, the service fee is currently 0.10% per annum on Class B shares held over one year. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,674, $1,407, $2,954, $2,519, and $9,196 for the Alabama, Arkansas,
Georgia, Maryland, and Massachusetts Funds, respectively, for Class B shares. MFS retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,901 for the California Fund for Class C shares. Fees incurred under the distribution plan during the period ended September 30, 1997, were 1.00%, 0.85%, 0.81%, 0.77%, 1.00%, 1.00%, and 1.00%, of each of the
Fund's average daily net assets attributable to Class B shares for the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively on an annualized basis. Fees incurred under the distribution plan during the period ended September 30, 1997, were 1.00% of the Fund's average daily net assets attributable to Class C shares for the California Fund on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended September 30, 1997, on Class A, Class B, and Class C shares were as follows:

                    Alabama       Arkansas     California        Florida        Georgia       Maryland     Massachusetts
CDSC imposed           Fund           Fund           Fund           Fund           Fund           Fund              Fund
------------------------------------------------------------------------------------------------------------------------
Class A             $    --         $   --        $14,871        $    12        $    --        $    --           $    --
Class B             $13,480         $9,301        $46,367        $16,319        $14,010        $25,868           $20,706
Class C             $    --         $   --        $   703        $    --        $    --        $    --           $    --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of each Fund's average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 omitted):

               Alabama     Arkansas     California     Florida     Georgia     Maryland     Massachusetts
                  Fund         Fund           Fund        Fund        Fund         Fund              Fund
---------------------------------------------------------------------------------------------------------
Purchases      $ 9,946      $13,338        $78,381     $ 7,987      $7,546      $14,290           $31,246
Sales           11,748       25,568         86,413      11,421       7,271       16,769            32,887

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

                                Alabama   Arkansas   California     Florida     Georgia    Maryland  Massachusetts
                                   Fund       Fund         Fund        Fund        Fund        Fund           Fund
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                  $76,675   $134,722     $246,412     $85,196      $63,192   $132,892       $233,173
                                -------   --------     --------     --------     -------   --------       --------
Gross unrealized appreciation   $ 6,235    $10,503     $ 22,160     $ 7,817      $ 7,055   $ 11,900       $ 22,327
Gross unrealized depreciation       (26)      (181)         (47)         (3)         (10)       (54)        (1,335)
                                -------   --------     --------     --------     -------   --------       --------
Net unrealized appreciation     $ 6,209    $10,322     $ 22,113     $ 7,814      $ 7,045   $ 11,846       $ 20,992
                                -------   --------     --------     --------     -------   --------       --------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                           Alabama Fund              Arkansas Fund           California Fund
Class A Shares                                  -------------------------- -------------------------- -----------------------
Period Ended September 30, 1997 (000 Omitted)     Shares         Amount       Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                          109       $  1,163          327     $   3,237        2,395    $  13,388
Shares issued to shareholders in
 reinvestment of distributions                        73            777          162         1,612          426        2,403
Shares reacquired                                   (396)        (4,229)      (1,528)      (15,128)      (5,553)     (31,113)
                                                   -----       --------      -------     ---------     --------    ----------
 Net decrease                                       (214)      $ (2,289)      (1,039)    $ (10,279)      (2,732)   $ (15,322)
                                                   -----       --------      -------     ---------     --------    ----------
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount       Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                          241       $  2,533          892     $   8,719       25,463    $ 140,414
Shares issued to shareholders in
 reinvestment of distributions                       192          2,024          368         3,589        1,024        5,658
Shares reacquired                                   (933)        (9,831)      (4,159)      (40,524)     (31,073)    (171,472)
                                                   -----       --------      -------     ---------     --------    ----------
 Net decrease                                       (500)      $ (5,274)      (2,899)    $ (28,216)      (4,586)   $ (25,400)
                                                   -----       --------      -------     ---------     --------    ----------


                                                           Florida Fund              Georgia Fund             Maryland Fund
                                                -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)      Shares        Amount       Shares        Amount       Shares      Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           270     $   2,636          148     $   1,579          317    $  3,525
Shares issued to shareholders in
 reinvestment of distributions                         77           760           78           832          149       1,668
Shares reacquired                                    (820)       (8,028)        (405)       (4,304)        (890)     (9,901)
                                                  -------     ---------      -------     ---------      -------    ---------
 Net decrease                                        (473)    $  (4,632)        (179)    $  (1,893)        (424)   $ (4,708)
                                                  -------     ---------      -------     ---------      -------    ---------
Year Ended March 31, 1997 (000 Omitted)            Shares        Amount       Shares        Amount       Shares      Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         4,179     $  40,872          285     $   2,988          483    $  5,314
Shares issued to shareholders in
 reinvestment of distributions                        175         1,710          169         1,776          323       3,556
Shares reacquired                                  (4,933)      (48,215)      (1,204)      (12,622)      (1,816)    (19,969)
                                                  -------     ---------      -------     ---------      -------    ---------
 Net decrease                                        (579)    $  (5,633)        (750)    $  (7,858)      (1,010)   $(11,099)
                                                  -------     ---------      -------     ---------      -------    ---------

                                                         Massachusetts Fund
Class A Shares                                    ---------------------------
Period Ended September 30, 1997 (000 Omitted)        Shares          Amount
-----------------------------------------------------------------------------
Shares sold                                           2,903       $  32,167
Shares issued to shareholders in
 reinvestment of distributions                          253           2,816
Shares reacquired                                    (3,730)        (41,326)
                                                    -------       ---------
 Net decrease                                          (574)      $  (6,343)
                                                    -------       ---------
Year Ended March 31, 1997 (000 Omitted)              Shares          Amount
---------------------------------------------------------------------------
Shares sold                                           5,022       $  54,988
Shares issued to shareholders in
 reinvestment of distributions                          543           5,952
Shares reacquired                                    (6,660)        (72,947)
                                                    -------       ---------
 Net decrease                                        (1,095)      $ (12,007)
                                                    -------       ---------


                                                          Alabama Fund              Arkansas Fund            California Fund
Class B Shares                                  -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares        Amount       Shares         Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           34       $   362           40       $    396          800     $  4,495
Shares issued to shareholders in
 reinvestment of distributions                         6            69            8             76           69          391
Shares reacquired                                    (80)         (860)         (67)          (660)        (598)      (3,370)
                                                   -----       -------        -----       --------      -------     --------
 Net increase (decrease)                             (40)      $  (429)         (19)      $   (188)         271     $  1,516
                                                   -----       -------        -----       --------      -------     --------
Year Ended March 31, 1997 (000 Omitted)           Shares        Amount       Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                          137       $ 1,447           93       $    908        1,772     $  9,775
Shares issued to shareholders in
 reinvestment of distributions                        15           156           16            158          136          753
Shares reacquired                                    (41)         (437)        (148)        (1,448)      (1,490)      (8,212)
                                                   -----       -------        -----       --------      -------     --------
 Net increase (decrease)                             111       $ 1,166          (39)      $   (382)         418     $  2,316
                                                   -----       -------        -----       --------      -------     --------


                                                           Florida Fund               Georgia Fund             Maryland Fund
                                                -------------------------- -------------------------- ------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          151       $  1,493         116       $  1,241         276      $  3,070
Shares issued to shareholders in
 reinvestment of distributions                        11            109          10            108          20           226
Shares reacquired                                   (112)        (1,107)       (100)        (1,070)       (154)       (1,728)
                                                   -----       --------       -----       --------       -----      --------
 Net increase                                         50       $    495          26       $    279         142      $  1,568
                                                   -----       --------       -----       --------       -----      --------
Year Ended March 31, 1997 (000 Omitted)           Shares         Amount      Shares         Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                          298       $  2,980         201       $  2,101         542      $  5,964
Shares issued to shareholders in
 reinvestment of distributions                        25            243          22            225          34           379
Shares reacquired                                   (269)        (2,696)       (236)        (2,459)       (220)       (2,424)
                                                   -----       --------       -----       --------       -----      --------
 Net increase (decrease)                              54       $    527         (13)      $   (133)        356      $  3,919
                                                   -----       --------       -----       --------       -----      --------

                                                        Massachusetts Fund
Class B Shares                                    --------------------------
Period Ended September 30, 1997 (000 Omitted)       Shares          Amount
----------------------------------------------------------------------------
Shares sold                                            154        $  1,702
Shares issued to shareholders in
 reinvestment of distributions                          20             223
Shares reacquired                                     (117)         (1,298)
                                                     -----        --------
 Net increase                                           57        $    627
                                                     -----        --------
Year Ended March 31, 1997 (000 Omitted)             Shares          Amount
--------------------------------------------------------------------------
Shares sold                                            546        $  5,976
Shares issued to shareholders in
 reinvestment of distributions                          35             383
Shares reacquired                                     (212)         (2,324)
                                                     -----        --------
 Net increase                                          369        $  4,035
                                                     -----        --------


                                                          California Fund
Class C Shares                                    -------------------------
Period Ended September 30, 1997 (000 Omitted)     Shares           Amount
---------------------------------------------------------------------------
Shares sold                                          199         $  1,124
Shares issued to shareholders in
 reinvestment of distributions                         8               45
Shares reacquired                                   (211)          (1,187)
                                                   ------        --------
 Net decrease                                         (4)        $    (18)
                                                   ------        --------
Year Ended March 31, 1997 (000 Omitted)           Shares           Amount
-------------------------------------------------------------------------
Shares sold                                          312         $  1,727
Shares issued to shareholders in
 reinvestment of distributions                        14               80
Shares reacquired                                   (411)          (2,275)
                                                   ------        --------
 Net decrease                                        (85)        $   (468)
                                                   ------        --------

(6) Line of Credit

The Trust and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the period ended September 30, 1997, ranged from $168 to $654.


(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 1997, there were no open future contracts.











                      ------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS Investment Opportunities



Mutual Funds

The MFS Family of Funds(R) falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

Stock funds seek growth of capital rather than income through investments in stocks.

Stock and bond funds seek current income and growth of capital through investments in both stocks and bonds.

Bond funds seek current income through investments in debt securities.

Limited-maturity funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

World funds seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

National tax-free bond funds seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

State tax-free bond funds seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

Money market funds seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call for literature3 on MFS products and services: 1-800-225-2606, from 8 a.m. to 8 p.m. Eastern time any business day.

(1) A small portion of the income may be subject to federal, state, and/or alternative minimum tax.

(2) Investments in money market funds are neither insured nor guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

(3) Including a prospectus containing more complete information on charges and expenses. Please read the prospectus carefully before investing.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.
This material should be read carefully before investing or sending money.

Stock
--------------------------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Emerging Growth Fund
MFS(R) Equity Income Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund(1)
MFS(R) Managed Sectors Fund
MFS(R) Mid Cap Growth Fund(2)
MFS(R) New Discovery Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Value Fund


Stock and Bond
--------------------------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund


Bond
--------------------------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund


Limited Maturity Bond
--------------------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund


World
--------------------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R) International Growth Fund(3)
MFS(R) International Growth and Income Fund(4)
MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund


National Tax-Free Bond
--------------------------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund


State Tax-Free Bond
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia


Money Market
--------------------------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund


(1)Formerly MFS(R) Capital Growth Fund.

(2)Formerly MFS(R) OTC Fund.

(3)Formerly MFS(R)/Foreign & Colonial
   International Growth Fund.

(4)Formerly MFS(R)/Foreign & Colonial
   International Growth and Income Fund.

Introducing a quick and easy way to learn some financial basics:

                              The ABCs of Investing
                        part of MFS(R) Heritage Planning(SM)
[graphic of juggling couple]


This series of brief messages provides an overview of investment topics, including:

[bullet] Dollar-cost Averaging: a simple method of investing that could work for anyone

[bullet] Interest Rate Changes: What every fixed-income investor should know

[bullet] Lump-sum Rollovers: how to handle a windfall

[bullet] Professional Financial Advisers: why even smart investors may need one

[bullet] Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

[bullet] Weathering Market Downturns: how to maintain perspective

[bullet] Basic Steps Smart Investors Take Automatically


The series will include messages on other topics as they become available.

You can read through each topic quickly -- in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of The ABCs of Investing series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

MFS Municipal Series Trust


Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Geoffrey L. Schechter*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[dalbar graphic] DALBAR
                 NUMBER
                   1
                  MFS
          TOP-RATED SERVICE

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contacts," "keeping you informed," and "overall ease of doing business" with the firm.

[back cover]


MFS(R)  Municipal
Series Trust

500 Boylston Street
Boston, MA 02116-3741

MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund


[indicia]
                                    Bulk Rate
                                  U.S. Postage
                                      Paid
                                       MFS


[MFS logo] (silhouette) MFS(SM)
           INVESTMENT MANAGEMENT
           We invented the mutual fund(SM)



[dalbar graphic] DALBAR
                 NUMBER
                   1
                  MFS
          TOP-RATED SERVICE





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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116